EXHIBIT 10.1

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

1.
Purposes of the Plan. The purposes of this Plan are:
•
to attract and retain the best available personnel for positions of substantial responsibility,
•
to provide additional incentive to Employees, Directors and Consultants, and
•
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, and Performance Shares.

2.
Definitions. As used herein, the following definitions will apply:
2.1
“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.
2.2
“Affiliate” means any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.
2.3
“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.
2.4
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares.
2.5
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
2.6
“Board” means the Board of Directors of the Company.
2.7
“Change in Control” means the occurrence of any of the following events:
(a)
A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty

4930.5235.6950

percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company, will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(b)
A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(c)
A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for purposes of clarity, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.8
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.9
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4.
2.10
“Common Stock” means the common stock of the Company.
2.11
“Company” means Accuray Incorporated, a Delaware corporation, or any successor thereto.
2.12
“Consultant” means any natural person, including an advisor, engaged by the Company or any Parent, Subsidiary or Affiliate of the Company to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
2.13
“Director” means a member of the Board.
2.14
“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
2.15
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
2.16
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
2.17
“Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced. The Administrator will not implement any Exchange Program under the Plan.
2.18
“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of a Share determined as follows:
(a)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)
In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, for purposes of determining the fair market value of any Shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.19
“Fiscal Year” means the fiscal year of the Company.
2.20
“Full Value Award” means any award granted under the Prior Plan and any Award under this Plan which results in the issuance of Shares other than options, stock appreciation rights or other awards that are based solely on an increase in value of the Shares following the grant date.
2.21
“GAAP” means U.S. generally accepted accounting principles.
2.22
“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
2.23
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
2.24
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.25
“Option” means a stock option granted pursuant to the Plan.
2.26
“Outside Director” means a Director who is not an Employee.
2.27
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
2.28
“Participant” means the holder of an outstanding Award.
2.29
“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 11. Unless determined otherwise by the Administrator, each Performance Share will have an initial value equal to the Fair Market Value of a Share.
2.30
“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine (which for clarity may be cash- or stock-denominated) and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 11.
2.31
“Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
2.32
“Plan” means this Accuray Incorporated 2026 Equity Incentive Plan, as may be amended from time to time.
2.33
“Prior Plan” means the Company’s Amended and Restated 2016 Equity Incentive Plan, as amended from time to time.
2.34
“Restatement Effective Date” means November 10, 2022, which is the date that the Company’s stockholders approved an amendment and restatement of the Prior Plan at the 2022 annual meeting of the Company’s stockholders.
2.35
“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 or issued pursuant to the early exercise of an Option.
2.36
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the fair market value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
2.37
“Rule 16b‑3” means Rule 16b‑3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to the Plan.
2.38
“Section 16b” means Section 16(b) of the Exchange Act.

2.39
“Section 409A” means Section 409A of the Code and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.
2.40
“Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.
2.41
“Service Provider” means an Employee, Director or Consultant.
2.42
“Share” means a share of the Common Stock, as adjusted in accordance with Section 15.
2.43
“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 is designated as a Stock Appreciation Right.
2.44
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
2.45
“Trading Day” means a day that the primary stock exchange, national market system or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.
2.46
“U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3.
Stock Subject to the Plan.
3.1
Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 and adjustment as any Shares return to the Plan under Section 3.2 below, the maximum aggregate number of Shares that may be subject to Awards and issued under the Plan will be (a) 3,896,000 Shares, plus (b) any Shares that, as of immediately prior to the Effective Date, have been reserved but have not been issued pursuant to any awards granted under the Prior Plan, plus (c) any Shares subject to awards granted under the Prior Plan that, on or after the Effective Date, with respect to any options and stock appreciation rights, expire or become unexercisable without having been exercised in full, or with respect to any other types of awards under the Prior Plan, are forfeited to or repurchased by the Company due to failure to vest, or are not issued under an award due to the award being paid out in cash rather than Shares; provided, however, that (i) Shares used to pay for any tax withholdings related to the award or exercise price of the award under the Prior Plan will not become available pursuant to the preceding clause (c), and (ii) the maximum number of Shares to be added to the Plan pursuant to the preceding clauses (b) and (c) shall not in the aggregate exceed 21,058,021. In addition, Shares may become available for issuance under Section 3.3. The Shares may be authorized, but unissued, or reacquired Common Stock.

3.2
Full Value Awards. To the extent any Shares subject to Full Value Awards granted under the Prior Plan before the Restatement Effective Date counted against the numerical limits set forth in Section 3(b) of the Prior Plan as 1.71 Shares for every 1 Share subject thereto and such Shares are forfeited to or repurchased by the Company and otherwise would rollover to the Plan pursuant to Section 3.1, then 1.71 times the number of Shares so forfeited or repurchased will become available for issuance under the Plan. To the extent any Shares subject to Full Value Awards granted under the Prior Plan on or after the Restatement Effective Date counted against the numerical limits set forth in Section 3(b) of the Prior Plan as 1.38 Shares for every 1 Share subject thereto and such Shares are forfeited to or repurchased by the Company and otherwise would rollover to the Plan pursuant to Section 3.1, then 1.38 times the number of Shares so forfeited or repurchased will rollover or return to the Plan and will become available for issuance under the Plan.
3.3
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, the gross number of Shares exercised (i.e., Shares actually issued pursuant to the Stock Appreciation Right, as well as the Shares that represent payment of the exercise price and any applicable tax withholdings) pursuant to a Stock Appreciation Right will cease to be available under the Plan. Shares that actually have been issued under the Plan pursuant to any Award will not be returned to the Plan and will not become available for future distribution under the Plan, other than if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares are repurchased by the Company or are forfeited to the Company due to the failure to vest (which Shares will become available for future grant under the Plan). Shares otherwise issuable under an Award that are used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. For purposes of clarification, no Shares purchased by the Company with proceeds received from the exercise of an Option or Stock Appreciation Right will become available for issuance under this Plan.
3.4
Incentive Stock Options. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3.1 plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 3.3.
3.5
Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.
Administration of the Plan.
4.1
Procedure.
4.1.1
Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
4.1.2
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
4.1.3
Other Administration. Other than as provided above, the Plan will be administered by (a) the Board or (b) a Committee, which Committee will be constituted to comply with Applicable Laws.
4.1.4
Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in the Plan. Such delegation may be revoked at any time.
4.2
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
4.2.1
to determine the Fair Market Value;
4.2.2
to determine the Awards to be granted and select the Service Providers to whom Awards may be granted hereunder;
4.2.3
to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;
4.2.4
to approve forms of Award Agreements for use under the Plan;
4.2.5
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to temporarily suspending the exercisability of an Award if the Administrator deems such suspension necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that, except where the exercise of the Award would result in noncompliance with Applicable Laws, such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator may determine;
4.2.6
to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

4.2.7
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non‑U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non‑U.S. laws, in each case as the Administrator may deem necessary or advisable;
4.2.8
to modify or amend each Award (subject to Sections 5.3 and 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 7.4 and 10.4);
4.2.9
to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 16 of the Plan;
4.2.10
to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
4.2.11
to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award;
4.2.12
to determine whether Awards will be settled in Shares, cash or in any combination thereof; and
4.2.13
to make all other determinations deemed necessary or advisable for administering the Plan.

For the avoidance of doubt, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly including but not limited to with respect to the number of Shares covered by such Award, the price applicable to such Award, or the vesting, forfeiture or other terms and conditions applicable to such award.

4.3
Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.
5.
Limits.
5.1
Limits for Outside Director Compensation. In any Fiscal Year, no Outside Director may be granted equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with GAAP, and be provided any cash retainers or fees in amounts that, in the aggregate, exceed $750,000; provided that such amount is increased to $1,000,000 in the Fiscal Year of his or her initial service as an Outside Director. Any equity awards (including Awards granted under the Plan) or other compensation provided to an individual for his or her services as an Employee, or for his or her services as a Consultant other than as an Outside Director, will be excluded for purposes of this Section 5.1. For purposes of determining when cash retainers or fees are provided, any deferral elections to delay payout timing will be disregarded.

5.2
Minimum Vesting Requirements.
5.2.1
General. Except as specified in Section 5.2.2, Awards will vest no earlier than the one (1)-year anniversary of such Award’s grant date (except if accelerated pursuant to a Change in Control or a termination of Participant’s status as a Service Provider under certain circumstances, a Participant’s death, or a Participant’s Disability) (each, an “Acceleration Event”).
5.2.2
Exception. Awards may be granted to any Service Provider without regard to the minimum vesting requirements set forth in Section 5.2.1 if the Shares subject to such Awards would not result in more than five percent (5%) of the maximum aggregate number of Shares reserved for issuance pursuant to all outstanding Awards granted under the Plan (the “5% Limit”). Further, Awards (or applicable portion(s) thereof) granted to Outside Directors that vest on the earlier of the one-year anniversary of the grant date of such Award and the next annual meeting of stockholders of the Company which is at least fifty (50) weeks after the immediately preceding year’s annual meeting of stockholders of the Company will not be subject to such minimum vesting period requirements set forth in Section 5.2.1 and will not count against the 5% Limit. Any Awards that have their vesting discretionarily accelerated (except if accelerated pursuant to an Acceleration Event) are subject to the 5% Limit. For purposes of clarification, the Administrator may accelerate the vesting of any Award pursuant to an Acceleration Event without such vesting acceleration counting toward the 5% Limit. The 5% Limit applies in the aggregate to Awards that do not satisfy the minimum vesting requirements set forth in Section 5.2.1 and to the discretionary vesting acceleration of Awards as specified in this Section 5.2.2.
5.3
No Exchange Program. The Administrator may not implement an Exchange Program under the Plan.
5.4
Dividends. With respect to any Options and Stock Appreciation Rights, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) thereunder, no right to receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to such Award, including without limitation notwithstanding any exercise of such Award. Further, no adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued under an Option or Stock Appreciation Right, except as provided in Section 15. Unless the Administrator provides otherwise, during any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, provided that any such dividends or distributions payable with respect to such Shares will be subject to the same vesting criteria and forfeitability provisions as the Shares of Restricted Stock with respect to which they were paid. With respect to Awards of Restricted Stock Units, Performance Units, and Performance Shares, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to such Award, unless determined otherwise by the Administrator; provided, however, that any such dividends or distributions that the Administrator determines will be payable with respect to such Shares will be subject to the same vesting criteria and forfeitability provisions as the Shares subject to such Award with respect to which they were paid.

6.
Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company or any Parent or Subsidiary of the Company.
7.
Stock Options.
7.1
Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
7.2
Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option and such other terms and conditions as the Administrator, in its sole discretion, may determine, subject to the terms of the Plan.
7.3
Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the Shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options. For purposes of this Section 7.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the Shares will be determined as of the time the option with respect to such Shares is granted, and calculation will be performed in accordance with Section 422 of the Code.
7.4
Term of Option. The term of each Option will be stated in the Award Agreement but will not exceed ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the maximum term of the Incentive Stock Option will be five (5) years from the date of grant.
7.5
Option Exercise Price and Consideration.
7.5.1
Exercise Price. The per-Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to a Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per-Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Options may be granted with a per-Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
7.5.2
Waiting Period and Exercise Dates. At the time an Option is granted and subject to the terms of this Plan, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
7.5.3
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws, (d) other Shares, provided that such Shares have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (h) any combination of the foregoing methods of payment.
7.6
Exercise of Option.
7.6.1
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement, subject to the terms of this Plan. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form and in accordance with such procedures as the Administrator may specify from time to time) from the person entitled to exercise the Option; and (b) full payment of the exercise price for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan (except as provided otherwise under Section 3) and for sale under the Option, by the number of Shares as to which the Option is exercised.

7.6.2
Termination of Relationship as a Service Provider other than Death or Disability. If a Participant ceases to be a Service Provider other than as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within three (3) months of such cessation, or such shorter or longer period of time as may be specified in the Award Agreement, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 7.4. However, unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, if on such date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, such Option will terminate, and the Shares covered by such Option will revert to the Plan.
7.6.3
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within twelve (12) months following such cessation, or such longer or shorter period of time as may be specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 7.4, as applicable). However, unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, such Option will terminate, and the Shares covered by such Option will revert to the Plan.
7.6.4
Death of Participant. If a Participant dies while a Service Provider, his or her Option may be exercised within twelve (12) months following the Participant’s death, or within such longer or shorter period of time as may be specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 7.4, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 7.6.4, the Participant’s designated beneficiary or Legal Representative shall be subject to the terms of the Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeiture that otherwise would be applicable to the Participant but for his or her death. However, unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, if at the time of death a Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, such Option will terminate, and the Shares covered by such Option will revert to the Plan (except as provided otherwise under Section 3).
7.6.5
Tolling Expiration. A Participant’s Award Agreement may also provide that:
(a)
if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b)
if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
8.
Restricted Stock.
8.1
Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, may determine.
8.2
Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted and such other terms and conditions as the Administrator, in its sole discretion, may determine, subject to the terms of the Plan. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. For purposes of clarity and subject to the terms of the Plan, the Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.
8.3
Transferability. Except as provided in this Section 8 or as the Administrator may determine, Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction, subject to the terms of Section 14.
8.4
Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
8.5
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
8.6
Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
8.7
Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan in accordance with Section 3.3 of the Plan.

9.
Restricted Stock Units.
9.1
Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions and restrictions related to the grant, including the number of Restricted Stock Units.
9.2
Vesting Criteria and Other Terms. Subject to the terms of the Plan, the Administrator will set vesting criteria in its discretion that, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. For purposes of clarity and subject to the terms of the Plan, the Administrator, in its sole discretion, may determine that an Award of Restricted Stock Units will not be subject to any vesting criteria and consideration for such Award is paid for by past services rendered as a Service Provider.
9.3
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as set forth in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
9.4
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares or a combination of both.
9.5
Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Restricted Stock Units will be forfeited to the Company and any Shares covered by such Restricted Stock Units will revert to the Plan (except as provided otherwise under Section 3).
10.
Stock Appreciation Rights.
10.1
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Stock Appreciation Rights to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Subject to the terms and conditions of the Plan, the Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.
10.2
Exercise Price and Other Terms. The per-Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 10.5 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with a per-Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Otherwise, the

Administrator, subject to the terms of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
10.3
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
10.4
Term and Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7.4 relating to the maximum term (other than the restrictions applicable only to Incentive Stock Options) and Section 7.6 relating to exercise also will apply to Stock Appreciation Rights.
10.5
Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(a)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(b)
The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, such payment may be in cash, in Shares of equivalent value, or in some combination thereof.

11.
Performance Units and Performance Shares.
11.1
Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Performance Units or Performance Shares (each such Award, a “Performance Award”) to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
11.2
Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator may determine, subject to the terms of this Plan. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.
11.3
Vesting Provisions and Other Terms. Subject to the terms of the Plan, the Administrator will set any vesting provisions (which may include, without limitation, any performance objectives and continued status as a Service Provider) that, depending on the extent to which any such vesting provisions are met, will determine the amount or value of the payout for the Performance Award. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

11.4
Earning Performance Awards. The holder of a Performance Award will be entitled to receive a payout for the Performance Award to the extent earned by the Participant based on any applicable performance goal achieved over the Performance Period and satisfaction of any other vesting provisions under such Award. Subject to the terms of the Plan, the Administrator, in its discretion, may reduce or waive any vesting provisions for such Performance Award.
11.5
Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares or a combination of both.
11.6
Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and any Shares covered by such Performance Awards will revert to the Plan (except as provided otherwise under Section 3).
12.
Compliance With Section 409A. The Plan and Awards issued hereunder are intended to be designed and operated in such a manner that is exempt from the application of, or complies with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. Except as expressly determined otherwise by the Administrator, each payment or benefit under the Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the U.S. Treasury Regulations. The Plan, each Award and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except to the extent the Administrator, in its sole discretion, expressly determines otherwise. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. Notwithstanding the foregoing, in no event will the Company or any of its Subsidiaries, Parents or Affiliates have any responsibility, liability or obligation to reimburse, indemnify or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, a Participant (or any other person) as a result of or in connection with Section 409A. The Administrator in its sole discretion will be permitted, in accordance with the terms of U.S. Treasury Regulation Section 1.409A‑3(j)(4) and in such manner that complies with Section 409A, to make any accelerated payment of an Award constituting deferred compensation within the meaning of Section 409A.
13.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of, or between, the Company or any Subsidiary, Parent or Affiliate of the Company. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.
Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarity, shall be deemed to include through a beneficiary designation if available in accordance with Section 7.6.4), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
15.
Adjustments; Dissolution or Liquidation; Merger or Change in Control.
15.1
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, as well as numerical Share limits in Section 3. Notwithstanding the foregoing, the Company will have no obligation to effect any adjustment in a manner that may require the issuance of fractional Shares, and any fractional Shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Administrator, in its sole discretion, subject to any Applicable Laws.
15.2
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. Unless provided otherwise by the Administrator, to the extent it has not been previously exercised (with respect to an Option or Stock Appreciation Right), vested (with respect to Restricted Stock) or settled (with respect to any other Awards), an Award will terminate immediately prior to the consummation of such proposed action.
15.3
Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, which may include, without limitation, that the outstanding Award will be: (a) assumed, or a substantially equivalent award(s) will be substituted, by the acquiring or succeeding entity (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) continued by the Company, subject to any adjustment pursuant to Section 15.1; (c) upon written notice to the Participant, terminate upon or immediately prior to the consummation of such merger or Change in Control; (d) vest and become exercisable, realizable or payable, or restrictions applicable to the Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (e) (i) terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for purposes of clarity, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award will be terminated by the Company without payment), or (ii) replaced with other rights or property selected by the Administrator in its sole discretion; or (f) treated in any combination of the foregoing. In taking any of the actions permitted under this Section 15.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor (or an affiliate thereof) does not assume the Award (or portion thereof) pursuant to the preceding clause (a) and as described below, or substitute for the Award (or portion thereof) pursuant to the preceding clause (a), and the Company does not continue the Award (or portion thereof) as described above (and for the avoidance of doubt, notwithstanding the vesting limitations under Section 5.2), the Participant will fully vest in and have the right to exercise his or her outstanding Options and Stock Appreciation Rights (or portions thereof) not so assumed, substituted for, or continued, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares (or portions thereof) not so assumed, substituted for, or continued will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not so assumed, substituted for, or continued, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels, and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries Parents or Affiliates, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, to the extent an Option or Stock Appreciation Right (or portion thereof) is not so assumed, substituted for, or continued in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 15.3 and Section 15.4 below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor or its Parent, the Administrator may, with the consent of the successor, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided under an Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, an Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the successor’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided in an Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise would be accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties thereunder.

15.4
Outside Director Awards. With respect to any Award granted to an Outside Director while such individual was an Outside Director that is assumed, substituted for, or continued, in a merger or Change in Control, if on the date of or following such assumption, substitution or continuation, nor substitution the Participant’s status as a Director or a director of a successor, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquiror), then such Award will fully vest and the Participant will have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable prior to such, all restrictions on Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries, Parents or Affiliates, as applicable.
16.
Tax Withholding.
16.1
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parents, Subsidiaries or other affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parents, Subsidiaries, or other affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non‑U.S. and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).
16.2
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part, by such methods as the Administrator shall determine, including, without limitation: (a) paying cash, check or other cash equivalents; (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion; (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine; provided, in each case, that the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or such greater amount as the Administrator may determine; provided, in each case, that the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws; or (f) any combination of the foregoing. The amount of the withholding obligation will be deemed to include any amount that the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
17.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries, Parents or Affiliates, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries, Parents or Affiliates, as applicable, to terminate such relationship at any time with or without cause, free from any liability or claim under the Plan, to the extent permitted by Applicable Laws.
18.
Date of Grant. The grant date of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as may be determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
19.
Term of Plan. Subject to Section 23, the Plan will become effective upon the later to occur of (a) the date of its initial adoption by the Board, and (b) the date of its initial approval by the Company’s stockholders (such later date, the “Effective Date”). The Plan will continue in effect for a term of ten (10) years from its effectiveness, unless terminated earlier under Section 20. Notwithstanding the foregoing, no Options that qualify as incentive stock options within the meaning of Section 422 of the Code may be granted after ten (10) years from the earlier of the Board or stockholder approval of the Plan (or if earlier, upon termination of the Plan pursuant to Section 20).
20.
Amendment and Termination of the Plan.
20.1
Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.

20.2
Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
20.3
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant under an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided that the conversion of the Participant’s Incentive Stock Options into Nonstatutory Stock Options as a result of any actions taken by the Administrator will neither constitute nor contribute toward constituting an impairment of the Participant’s rights under an outstanding Award for purposes of this Section 20.3. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
21.
Conditions Upon Issuance of Shares.
21.1
Legal Compliance. Shares will not be issued pursuant to an Award, including without limitation upon exercise or vesting thereof, as applicable, unless the issuance and delivery of such Shares and unless the exercise or vesting of the Award, if and as applicable, will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance.
21.2
Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
22.
Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non‑U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
23.
Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
24.
Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of such Participant’s status as an employee or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment or other service, that would constitute cause for termination of such Participant’s status as an employee or other service provider. Notwithstanding any provisions to the contrary under the Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition under any Company clawback policy that may be in effect at grant and any other clawback policy that the Company is required to adopt to comply with Applicable Laws, including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (collectively, the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company for all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Subsidiary, Parent or Affiliate of the Company.

* * *

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

NOTICE OF STOCK OPTION GRANT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Option. Otherwise, Participant will be deemed to have accepted the Option on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this Stock Option Agreement, which includes the Notice of Stock Option Grant (the “Notice of Grant”), the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, the Exercise Notice, attached hereto as Exhibit B, and all other exhibits, appendices, and addenda attached hereto (this “Option Agreement”), will have the meaning given such term in the Accuray Incorporated (the “Company”) 2026 Equity Incentive Plan (the “Plan”).

Participant Name: [Name]

Address: [Address]

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number: _______________________________

Date of Grant: _______________________________

Vesting Commencement Date: _______________________________

Exercise Price per Share: $______________________________

Total Number of Shares Subject to Option: _______________________________

Total Exercise Price: $______________________________

Type of Option: ___ Incentive Stock Option

___ Nonstatutory Stock Option

Term/Expiration Date: _______________________________

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan, this Option Agreement or any other written agreement authorized by the Administrator between Participant and the Company (or

4915.4707.7730

any Parent or Subsidiary of the Company, as applicable) governing the terms of this Option, this Option will vest and be exercisable, in whole or in part, according to the following vesting schedule:

[Insert Vesting Schedule] / [Standard Vesting Schedule: One-fourth (1/4th) of the Total Number of Shares Subject to Option (as set forth above) subject to this Award Agreement will be scheduled to vest and become exercisable on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Total Number of Shares Subject to Option will be scheduled to vest and become exercisable each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day in a particular month, on the last day of the month), in each case subject to Participant continuing to be a Service Provider through the applicable vesting date.]

Termination Period:

This Option shall be exercisable, to the extent vested, for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability. If Participant ceases to be a Service Provider due to Participant’s death or Disability, this Option shall be exercisable, to the extent vested, for twelve (12) months after Participant ceases to be a Service Provider. Further, and notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above, and this Option may be subject to earlier termination as provided in Section 15 of the Plan.

If Participant does not wish to receive this Option and/or does not consent and agree to the terms and conditions on which the Option is offered, as set forth in the Plan and this Agreement, including the Terms and Conditions of Stock Option, attached hereto as Exhibit A, then Participant must reject the Option by notifying the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Option will be cancelled. Participant’s failure to notify the Company of his or her rejection of the Option within this specified period will constitute Participant’s acceptance of the Option and his or her agreement with all terms and conditions of the Option, as set forth in the Plan and this Option Agreement, the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, the Exercise Notice, attached hereto as Exhibit B, and all other exhibits, appendices, and addenda attached hereto, all of which are made a part of this document.

By Participant’s signature and the signature of the representative of the Company below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement, including the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, the Exercise Notice, attached hereto as Exhibit B, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan and represents that Participant is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Option Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address indicated below and to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT ACCURAY INCORPORATED

____________________________________ ____________________________________

Signature Signature

____________________________________ ____________________________________

Print Name Print Name

____________________________________

Title

Residence Address:

____________________________________

____________________________________

EXHIBIT A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

TERMS AND CONDITIONS OF STOCK OPTION GRANT

1.
Grant of Option.
(a)
The Company hereby grants to the individual (“Participant”) named in the Notice of Stock Option Grant of this Option Agreement (the “Notice of Grant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Option Agreement and the Plan, which is incorporated herein by reference. Subject to Section 19 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.
(b)
For U.S. taxpayers, if designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as an NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary of the Company or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.
(c)
For non-U.S. taxpayers, the Option will be designated as an NSO.
2.
Vesting Schedule. Except as provided in Section 3, the Option awarded by this Option Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Option Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent or Subsidiary of the Company, as applicable, Shares subject to this Option that are scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Option Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
3.
Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

4915.4707.7730

4.
Exercise of Option.
(a)
Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.
(b)
Method of Exercise. This Option shall be exercisable by delivery of an exercise notice (the “Exercise Notice”) in the form attached as Exhibit B to the Notice of Grant or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by Participant and delivered to the Company, accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable Withholding Obligations (as defined below). This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable Withholding Obligations.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

5.
Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:
(a)
cash or check;
(b)
consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
(c)
if Participant is a U.S. resident (and not otherwise restricted by the terms and conditions of any appendix to this Option Agreement including the Country Addendum, as defined below), surrender of other Shares which (i) shall be valued at their fair market value on the date of surrender and (ii) are owned free and clear of any liens, claims, encumbrances or security interests, so long as accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

A non-U.S. resident’s methods of exercise may be restricted by the terms and conditions of any appendix to this Option Agreement for Participant’s country (including the Country Addendum, as defined below). The Company from time to time may engage a stock plan service provider to assist the Company with the implementation, administration and management of the Plan and Awards granted thereunder. For clarity, the Administrator may establish procedures that require any exercise of this Option, including without limitation the method of payment of the applicable Exercise Price and any applicable Withholding Obligations, to be satisfied through such stock plan service provider.

6.
Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

7.
Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.
8.
Tax Obligations.
(a)
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent, Subsidiary, or Affiliate of the Company to which Participant is providing services (together, the “Service Recipient(s)”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the Option, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including Participant’s U.S. Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of the Option or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Option (or exercise thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, but not limited to, the grant, vesting, or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise, and the receipt of any dividends, dividend equivalents, or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former Service Recipient(s), as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.
(b)
Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) (or former Service Recipient(s)) will withhold the amount required to be withheld for the payment of Tax Obligations (the “Withholding Obligations”) which, to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, vesting, exercise or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by applicable local law, by: (i) paying cash, (ii) having the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s) (or former Service Recipient(s)), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), or (v) selling a sufficient number of such Shares otherwise deliverable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect or the Company may require, if permitted by the Administrator and if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”). If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares exercised under the Option, notwithstanding that a number of Shares are held back solely for purposes of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied. For purposes of clarity and without limitation, by accepting this Option, Participant expressly consents to such Sell to Cover as the method by which Withholding Obligations are satisfied and agrees and acknowledges that Participant may not satisfy them by any means other than such Sell to Cover, unless required to do so by the Administrator or pursuant to the Administrator’s express consent. However, in the event that such Sell to Cover is problematic under applicable tax or securities law or has materially adverse accounting consequences, Participant authorizes the Company (or its respective agents) to satisfy the Withholding Obligations by such other method or methods as set forth above in this subsection (b).
(c)
Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.
(d)
Section 409A. Under Section 409A, a stock right (such as the Option) that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004), that was granted with a per-share exercise price determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying share on the date of grant (a “discount option”) may be considered “deferred compensation.” A stock right that is a “discount option” may result in (i) income recognition by the recipient of the stock right prior to the exercise of the stock right, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the recipient of the stock right. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per-Share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per-Share exercise price that was less than the fair market value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination. In no event will the Company, any of its Parent or Subsidiaries or any Service Recipient have any responsibility, liability, or obligation to reimburse, indemnify or hold harmless Participant (or any other person) in respect of this Option or any other Awards for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.
9.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
10.
Governing Law; Severability. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement shall continue in full force and effect.
11.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
12.
Nature of Grant. In accepting the Option, Participant acknowledges, understands and agrees that:

(a)
the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
(b)
all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Administrator;
(c)
Participant is voluntarily participating in the Plan;
(d)
the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
(e)
the Option and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)
the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
(g)
if the underlying Shares do not increase in value, the Option will have no value;
(h)
if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
(i)
for purposes of the Option, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary, or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Option Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, (i) Participant’s right to vest in this Option, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Option grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law); and
(j)
unless otherwise provided in the Plan or by the Administrator in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.
13.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Option. Participant is hereby advised to consult with Participant’s own personal tax, legal and financial advisers regarding Participant’s participation in the Plan before taking any action related to the Plan.
14.
Address for Notices. Any notice to be given to the Company under the terms of this Option Agreement will be addressed to the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717. The Company may hereafter designate in writing any changes in the address for notices to the Company for purposes of this Option Agreement, and such updated address shall apply upon and after any such designation.
15.
Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Option Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participants acknowledges and agrees that it is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.
16.
Successors and Assigns. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Option Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Option Agreement may be assigned only with the prior written consent of the Company.
17.
Additional Conditions to Issuance of Stock. If at any time the Company determines, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the exercise of the Options or the purchase by, or issuance of Shares, to Participant (or Participant’s estate) hereunder, such exercise, purchase or issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of this Option Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

18.
Interpretation. The Administrator will have the power to interpret the Plan and this Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Option Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 18, the term “or” as used in this Option Agreement is not exclusive.
19.
Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Option awarded under the Plan or future options that may be awarded under the Plan (including, without limitation, prospectuses required by the U.S. Securities and Exchange Commission) by electronic means or require Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by electronic means.
20.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Option Agreement.
21.
Option Agreement Severable. In the event that any provision in this Option Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Option Agreement.
22.
Amendment, Suspension or Termination of the Plan. By accepting this Option, Participant expressly warrants that Participant has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.
23.
Country Addendum. Notwithstanding any provisions in this Option Agreement, this Option shall be subject to any global terms and conditions set forth in an appendix (if any) to this Option Agreement as well as any terms and conditions for any country whose laws are applicable to Participant and this Option (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Option Agreement.

24.
Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this Option Agreement (including the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that Participant is not accepting this Option Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Option Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this Option Agreement may materially impair the rights of Participant unless mutually agreed between Participant and the Administrator, which agreement must be in writing signed by Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this Option Agreement, the Company reserves the right to revise this Option Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Option.
25.
No Waiver. Either party’s failure to enforce any provision or provisions of this Option Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Option Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
26.
Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Option Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Option Agreement.

* * *

EXHIBIT B

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

EXERCISE NOTICE

Accuray Incorporated

ADDRESS

ADDRESS

Attention: Stock Administration

2.
Exercise of Option. Effective as of today, ________________, _______, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase ________________ shares of the Common Stock (the “Shares”) of Accuray Incorporated (the “Company”) under and pursuant to the 2026 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated ______________, _______, including the Notice of Stock Option Grant, and the Terms and Conditions of Stock Option Grant attached as Exhibit A thereto and other exhibits, appendices and addenda attached thereto (the “Option Agreement”). Unless otherwise defined herein, capitalized terms used in this Exercise Notice will be ascribed the same defined meanings as set forth in the Option Agreement (or the Plan or other written agreement as specified in the Option Agreement).
3.
Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any Withholding Obligations to be paid in connection with the exercise of the Option.
4.
Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
5.
Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 15 of the Plan.
6.
Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.
7.
Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties to the maximum extent permitted by law.
8.
Governing Law; Severability. This Exercise Notice is governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.
9.
Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. The Plan and the Option Agreement (including this Exercise Notice and any exhibits, appendices, and addenda attached to the Notice of Stock Option Grant of the Option Agreement) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by: Accepted by:

PARTICIPANT ACCURAY INCORPORATED

____________________________________ ____________________________________
Signature By

____________________________________ ____________________________________
Print Name Print Name

____________________________________ Title

Address: Address:

____________________________________ ____________________________________

____________________________________ ____________________________________

____________________________________

Date Received

APPENDIX A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM TO STOCK OPTION AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum will be ascribed the same defined meanings as set forth in this Option Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in this Option Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern this Option granted pursuant to the terms and conditions of the Plan and this Option Agreement to which this Country Addendum is attached to the extent the individual to whom the Option was granted (“Participant”) resides and/or works outside the United States. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Option is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control, and other Applicable Laws in effect in the respective countries as of [Date], 2025. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or exercises the Option or sells Shares acquired under the Option.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing or working, transfers residence or employment to another country after this Option is awarded, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

I.
GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES
1.
Foreign Currency Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Option, or of any amounts due to Participant under the Plan or as a result of exercising the Option or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her Option and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
2.
Nature of Grant. The following provisions supplement Section 12 of this Option Agreement:
(a)
Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant's local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; and
(b)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Participant's status as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant's employment or service agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives Participant's ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
3.
Data Privacy. Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request information about sharing, processing, and storage of Data and may exercise their rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting Participant’s local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.

4.
Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Option Agreement. Furthermore, if Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

[Insert country-specific provisions.]

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

NOTICE OF RESTRICTED STOCK GRANT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award. Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this Restricted Stock Award Agreement which includes the Notice of Restricted Stock Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (this “Award Agreement”), will have the meaning given such term in the Accuray Incorporated (the “Company”) 2026 Equity Incentive Plan (the “Plan”).

Participant Name: [Name]

Address: [Address]

The undersigned Participant has been granted the right to receive an Award of Shares of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number: ______________________________

Date of Grant: ______________________________

Vesting Commencement Date: ______________________________

Total Number of Shares of Restricted Stock: ______________________________

Vesting Schedule:

Subject to Section 2 of Exhibit A and any acceleration provisions contained in the Plan, this Award Agreement, or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent, Subsidiary or Affiliate of the Company, as applicable) governing the terms of this Award, the Shares of Restricted Stock will be scheduled to vest and the Company’s right to reacquire the Shares of Restricted Stock will be scheduled to lapse according to the following vesting schedule:

[Insert Vesting Schedule]/[Standard Vesting Schedule: One‑fourth (1/4th) of the Total Number of Shares of Restricted Stock (as set forth above) subject to this Award Agreement will be scheduled to vest on each of the one (1), two (2), three (3), and four (4) year anniversaries of the Vesting Commencement Date, in each case subject to Participant continuing to be a Service Provider through the applicable vesting date.]

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled. Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. By accepting this Award, Participant hereby (i) agrees that this Award of Shares of Restricted Stock is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including for clarity the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document, (ii) accepts this Award Agreement subject to all of the terms and provisions thereof, (iii) accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Award Agreement, and (iv) agrees to notify the Company upon any change in Participant’s residence address indicated below and to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT ACCURAY INCORPORATED

Signature Signature

Print Name Print Name

Title

Residence Address:

EXHIBIT A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

1.
Grant of Shares of Restricted Stock. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Shares of Restricted Stock, and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.
2.
Vesting Schedule. Except as provided in Section 3 and subject to Sections 4 and 6, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent, Subsidiary or Affiliate of the Company, as applicable, governing the terms of this Award, Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
3.
Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock subject to this Award Agreement at any time, subject to the terms of the Plan. If so accelerated, such Shares of Restricted Stock will be considered as having vested as of the date specified by the Administrator.
4.
Forfeiture Upon Termination of Status as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any reason, the then-unvested Shares of Restricted Stock will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such cessation and Participant will have no further rights thereto. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 4. Participant hereby appoints the Escrow Agent (as defined below) with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.

5.
Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of such transferee’s status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
6.
Tax Obligations
(a)
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent, Subsidiary or Affiliate of the Company to which Participant is providing services (together, the “Service Recipient(s)”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the Shares of Restricted Stock, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including Participant’s U.S. Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) election with respect to the Shares of Restricted Stock, or the sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Shares of Restricted Stock (or release from escrow thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Shares of Restricted Stock, including, but not limited to, the grant, vesting or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) Election (as defined below) with respect to the Shares of Restricted Stock, the subsequent sale of Shares acquired pursuant to this Award Agreement and the receipt of any dividends or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former Service Recipient(s), as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction. Participant understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price, if any, for the Shares and the fair market value of the Shares as of each vesting date. If Participant is a U.S. taxpayer, Participant understands that Participant may elect, for purposes of U.S. tax law, to be taxed at the time the Shares are granted rather than when such Shares vest by filing an election under Section 83(b) of the Code (the “83(b) Election”) with the IRS within thirty (30) days from the date of grant of the Restricted Stock Award. THE FORM FOR MAKING THIS 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B AND PARTICIPANT (AND NOT THE COMPANY OR ANY OF ITS RESPECTIVE AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS RESPECTIVE AGENTS TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

(b)
Tax Withholding. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 13, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of all Tax Obligations required to be withheld (the “Withholding Obligations”). When Shares of Restricted Stock are vested, Participant generally will recognize immediate U.S. taxable income (except in the case an 83(b) Election was timely filed) if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) (or former Service Recipient(s)) will withhold the amount required to be withheld for the payment of Withholding Obligations which to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, filing of a Section 83(b) Election, vesting, release from escrow or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by Applicable Laws, by one or a combination of the following: (i) paying cash, (ii) having the Company withhold Shares otherwise releasable to Participant having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect or the Company may require if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise releasable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued, and had released from escrow, the full number of vested Shares subject to this Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding

Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied (and for clarity, other than for any Withholding Obligations owed with respect to the filing of an 83(b) Election). For purposes of clarity and without limitation, by accepting this Award, Participant expressly consents to such Sell to Cover as the method by which Withholding Obligations are satisfied and agrees and acknowledges that Participant may not satisfy them by any means other than such Sell to Cover (and for clarity, provided that a Sell to Cover shall not apply for any Withholding Obligations owed with respect to the filing of an 83(b) Election), unless required to do so by the Administrator or pursuant to the Administrator’s express consent.
(c)
Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
(d)
Company’s Obligation to Release Shares. For clarification purposes, in no event will the Company release Shares from the escrow established pursuant to Section 13 unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Sections 2 or 3, at the time Participant files a timely 83(b) Election with the IRS, or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Shares of Restricted Stock to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Shares of Restricted Stock will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.
7.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account) or the Escrow Agent. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares. Except as provided in Section 13(f), after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
8.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE

PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
9.
Grant is Not Transferable. Except for the escrow described in Section 13 or transfer of the Shares to the Company or its assignees contemplated by this Award Agreement, and except to the limited extent provided in Section 5, the unvested Shares subject to this Award Agreement and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until such Shares shall have vested in accordance with the provisions of this Award Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the unvested Shares subject to this Award Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, the then-unvested Shares of Restricted Stock will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereto.
10.
Nature of Grant. In accepting this Award of Restricted Stock, Participant acknowledges, understands and agrees that:
(a)
the grant of the Shares of Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares of Restricted Stock, or benefits in lieu of Shares of Restricted Stock, even if Shares of Restricted Stock have been granted in the past;
(b)
all decisions with respect to future grants of Restricted Stock or other grants, if any, will be at the sole discretion of the Administrator;
(c)
Participant is voluntarily participating in the Plan;
(d)
the Shares of Restricted Stock are not intended to replace any pension rights or compensation;
(e)
the Shares of Restricted Stock, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)
the future value of the underlying Shares or Restricted Stock is unknown, indeterminable, and cannot be predicted with certainty;

(g)
for purposes of the Shares of Restricted Stock, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Shares of Restricted Stock under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Restricted Stock Award (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law); and
(h)
unless otherwise provided in the Plan or by the Administrator in its discretion, the Shares of Restricted Stock and the benefits evidenced by this Award Agreement do not create any entitlement to have the Shares of Restricted Stock or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.
11.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisers regarding his or her participation in the Plan before taking any action related to the Plan.
12.
[intentionally left blank.]
13.
Escrow of Shares.
(a)
All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.
(b)
The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow and while acting in good faith and in the exercise of its judgment.
(c)
Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney‑in‑fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.
(d)
The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.
(e)
Subject to the terms hereof, Participant shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.
(f)
In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant in his or her capacity as owner of unvested Shares of Restricted Stock will be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
(g)
The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Shares of Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.
14.
Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717, or at such other address as the Company may hereafter designate in writing.
15.
Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participants acknowledges and agrees that it is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.
16.
Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
17.
Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate) or the Escrow Holder hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of this Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the Date of Grant of the Shares of Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.
18.
[intentionally left blank]
19.
Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 19, the term “or” as used in this Award Agreement is not exclusive.
20.
Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future Shares of Restricted Stock that may be awarded under the Plan (including, without limitation, prospectuses required by the U.S. Securities and Exchange Commission) by electronic means or require Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by electronic means.
21.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
22.
Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.
23.
Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock grant shall be subject to any global terms and conditions set forth in an appendix (if any) to this Award Agreement as well as any terms and conditions for any country whose laws are applicable to Participant and the Award of Shares of Restricted Stock (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.
24.
Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including for clarity the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that Participant is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this Award Agreement may materially impair the rights of Participant unless mutually agreed between Participant and the Administrator, which agreement must be in writing signed by Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award of Shares of Restricted Stock.
25.
No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

26.
Governing Law; Severability. This Award Agreement and the Shares of Restricted Stock are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.
27.
Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award or the vesting or release of Shares subject to the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement, if Participant has not already done so.

* * *

APPENDIX A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM TO RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum will be ascribed the same defined meanings as set forth in this Award Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in this Award Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock granted pursuant to the terms and conditions of the Plan and this Award Agreement to which this Country Addendum is attached to the extent Participant resides and/or works outside the United States. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of [November 13], 2025. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Shares of Restricted Stock.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing or working, transfers residence or employment to another country after the grant of the Shares of Restricted Stock, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

I.
GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES
1.
Foreign Currency Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Shares of Restricted Stock, or of any amounts due to Participant under the Plan or as a result of the grant or vesting of Participant’s Shares of Restricted Stock or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her Shares of Restricted Stock and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
2.
Nature of Grant. The following provisions supplement Section 11 of this Award Agreement:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; and
(b)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Shares of Restricted Stock resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Shares of Restricted Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives Participant’s ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
3.
Data Privacy. Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request information about sharing, processing, and storage of Data and may exercise their rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting Participant’s local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.

Furthermore, if Participant resides and/or works in a member country of the European Union and/or the European Economic Area, including the United Kingdom, the following provisions supplement this Section 3:

To the satisfaction and on the direction of the Administrator all operations of the Plan and the Shares of Restricted Stock (at the time of grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016. Participant has certain rights under data protection legislation as summarized below:

(a)
Right of Access. Participant has the right to obtain from the Company and the Service Recipient confirmation as to whether or not Data concerning Participant is being processed, and, where that is the case, to request access to the Data, as well as certain information on how the Company is processing such data.
(b)
Right to Rectification. Participant has the right to obtain from the Company or the Service Recipient the rectification of inaccurate Data concerning Participant. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.
(c)
Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her Data deleted, for example if Participant’s Data is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of Data and the Company or the Service Recipient does not have a legitimate interest which outweighs Participant’s interest, if the Data has been processed unlawfully, or if the Data must be deleted to comply with a legal obligation.
(d)
Right to Restriction of Processing. Participant may require that the Company or the Service Recipient restrict the processing of Participant’s Data in certain cases, for example where the Company no longer needs Participant’s Data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant interest.
(e)
Right to Data Portability. In some circumstances, Participant may be entitled to receive the Data concerning Participant which Participant provided to the Company or the Service Recipient in a structured, commonly used and machine-readable format and Participant has the right to transmit those Data to another controller.
(f)
Right to Object. Participant has the right to object to the processing of Participant’s Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company or the Service Recipient must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.

Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Participant’s Data, can be obtained by contacting Participant’s local human resources representative. If Participant wants to review, verify, correct or request erasure of Participant’s Data, object to the processing of Participant’s Data, or request that the Company or the Service Recipient transfer a copy of Participant’s Data to another party, please contact Participant’s local human resources representative.

The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses). The Company or the Service Recipient will separately provide Participant with information in a data privacy notice on the collection, processing and transfer of their Data, including the grounds for processing.

If Participant has any grievance, issue or problem in respect of the handling or processing of Participant’s Data in any way, Participant has the right to lodge a complaint to the competent data protection authority. The list of national data protection authorities for each country in the European Union and their contact details are available at: https://ec.europa.eu/justice/article-29/structure/data-protection-authorities/index_en.htm.

4.
Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Award Agreement. Furthermore, if Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
II.
COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO THE LAWS OF THE COUNTRIES INCLUDED BELOW

[Applicable jurisdiction specific provisions to be added at time of grant.]

EXHIBIT b

FORM OF SECTION 83(B) ELECTION

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.

YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See <www.irs.gov>.

ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer (the “Taxpayer”) hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in Taxpayer’s gross income, the amount of any compensation taxable to Taxpayer in connection with Taxpayer’s receipt of the property described below:

1.
The name, address, identification number and taxable year of the undersigned are:

Name of Taxpayer:
Name of Spouse (if applicable):
Taxpayer’s Address:
Taxpayer Identification No. of Taxpayer:	See below
Taxpayer Identification No. of Spouse (if applicable):	See below (if applicable)
Taxable Year for which this election is being made:
2.
The property which is the subject of this election is: shares of the Common Stock (the “Shares”) of Accuray Incorporated, a Delaware corporation (the “Company”).
3.
The date on which the property was transferred to the undersigned is: .
4.
The property is subject to the following restrictions: The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the undersigned and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.
5.
The fair market value of such property at the time of transfer is (determined without regard to any restriction other than a restriction which by its terms will never lapse): .
6.
The amount (if any) paid for such property: .

The Taxpayer has submitted a copy of this statement to the Company for whom the services were performed in connection with the Taxpayer’s receipt of the above-described property. The Taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned understand(s) that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	X

TAXPAYER:		TAXPAYER SPOUSE (IF APPLICABLE):
X		X
(Signature)		(Signature (if applicable))
X		X
(Taxpayer Identification No.)		(Taxpayer Identification No. (if applicable))

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

PERFORMANCE UNIT AGREEMENT

NOTICE OF PERFORMANCE UNIT GRANT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award. Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this Performance Unit Agreement, which includes the Notice of Performance Unit Grant (the “Notice of Grant”), the Terms and Conditions of Performance Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (this “Award Agreement”), will have the meaning given such term in the Accuray Incorporated (the “Company”) 2026 Equity Incentive Plan (the “Plan”).

Participant Name: [Name]

Address: [Address]

The undersigned Participant has been granted the right to receive an Award of Performance Units (“PSUs”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number: ______________________________

Date of Grant: ______________________________

Total Number of PSUs: ______________________________

Vesting Schedule:

[For purposes of this Award Agreement, the Performance Period shall be the period commencing on the first day of the Company’s [__] fiscal year and ending on June 30, [__].]

Subject to Section 3 of Exhibit A and any acceleration provisions contained in the Plan, this Award Agreement or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent, Subsidiary or Affiliate of the Company, as applicable) governing the terms of this Award, the PSUs will be scheduled to vest according to the following vesting schedule:

[Insert vesting schedule]

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award

4917.6235.8882

Agreement, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled. Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. By accepting this Award, Participant hereby (i) agrees that this Award of PSUs is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including for clarity the Terms and Conditions of Performance Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document, (ii) accepts this Award Agreement subject to all of the terms and provisions thereof, (iii) accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Award Agreement, and (iv) agrees to notify the Company upon any change in Participant’s residence address indicated below and to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT ACCURAY INCORPORATED

____________________________________ ____________________________________

Signature Signature

____________________________________ ____________________________________

Print Name Print Name

____________________________________

Title

Residence Address:

____________________________________

____________________________________

EXHIBIT A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

PERFORMANCE UNIT AGREEMENT

TERMS AND CONDITIONS OF PERFORMANCE UNIT GRANT

1.
Grant of Performance Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Performance Unit Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of PSUs, and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.
2.
Company’s Obligation to Pay. Each PSU represents the right to receive a Share on the date it vests. Unless and until the PSUs will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such PSUs. Prior to actual payment of any vested PSUs, such PSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.
Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the PSUs awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent, Subsidiary, or Affiliate of the Company, as applicable, governing the terms of this Award, PSUs scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
4.
Payment after Vesting.
(a)
General Rule. Subject to Sections 4(c) and 7, any PSUs that vest will be paid to Participant (or in the event of Participant’s death, to Participant’s properly designated beneficiary or estate) in whole Shares no later than seventy-four (74) days following the vesting date applicable to such PSUs (the “Settlement Deadline Date”). Except as may be required by the provisions of Section 4(c), no PSU will be settled after the Settlement Deadline Date applicable to it. If any PSU has not met all the requirements for settlement under this Award Agreement in a manner that would allow it to be settled by the applicable Settlement Deadline Date (or, if applicable, such other date required by Section 4(c)), such PSU will be forfeited as of immediately following the applicable Settlement Deadline Date (or such other date required by Section 4(c), as applicable). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any PSUs payable under this Award Agreement. For clarity, there may be multiple Settlement Deadline Dates, each corresponding to a particular PSU.

(b)
Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested PSUs at any time, subject to the terms of the Plan. If so accelerated, such PSUs will be considered as having vested as of the date specified by the Administrator.
(c)
Section 409A. This Section 4(c) will apply to Participant to the extent Participant is a U.S. taxpayer.
(i)
The payment of Shares vesting pursuant to this Award Agreement (including any discretionary acceleration under Section 4(b)) shall in all cases be paid at a time and in a manner that is intended to be exempt from, or comply with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(ii)
Any PSUs under this Award Agreement that are considered deferred compensation within the meaning of Section 409A (“Deferred Payments”) that otherwise are intended to be paid, pursuant to subsection (i), (ii) or (v) of Code Section 409A(a)(2)(A), upon the occurrence of a merger of the Company with or into another corporation or other entity, a Change in Control, or Participant’s disability or termination from employment or other service (whether pursuant to the vesting criteria set forth in the Notice of Grant, the Plan, or a written agreement authorized by the Administrator between Participant and the Company or any of its Parents or Subsidiaries, as applicable), will not be payable upon such event unless and until the circumstances giving rise to such merger, Change in Control, disability, or termination constitutes a change in control event, disability, or separation from service, as applicable, within the meaning of Section 409A (a “409A-Conforming Event”), and to the extent such payment will not be subject to the additional tax imposed under Section 409A. In the event that the immediately preceding sentence prevents the payment of any Deferred Payments, then such Deferred Payments will be paid at the time and in the form that would have applied absent such event that fails to constitute a 409A-Conforming Event. For clarity, this Section 4(c) does not affect the value or dollar amount payable, or prohibit the vesting of Deferred Payments, including without limitation in connection with a merger of the Company with or into another corporation or other entity, a Change in Control, Participant’s disability or termination, or pursuant to Section 4(b) above. If the PSUs otherwise would be exempt from Section 409A pursuant to U.S. Treasury Regulation Section 1.409A‑1(b)(9), any such PSUs that vest in connection with the termination of Participant’s employment (or other service, as applicable) will not be payable until Participant has a separation from service within the meaning of Section 409A. Except as otherwise provided in a written agreement between the Company and Participant authorized by the Administrator providing for payment in compliance with U.S. Treasury Regulation Section 1.409A‑3(b) (in which case, for clarity, such provisions shall govern), PSUs that become payable by reason of the occurrence of a 409A‑Conforming Event will be settled no later than seventy‑four (74) days following the applicable 409A‑Conforming Event, subject to the following under this subsection (ii). Notwithstanding any provisions to the contrary in the Plan, this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if any Deferred Payments become payable upon a separation from service within the meaning of Section 409A, other than due to Participant’s death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such separation from service and (y) the payment of such Deferred Payments will result in the imposition of additional tax under Section 409A if paid to Participant within the six (6) month period following the separation from service, then the payment of such Deferred Payments will not be made until the date six (6) months and one (1) day following the date of Participant’s separation from service, unless Participant dies following such separation, in which case, the Deferred Payments will be paid to Participant’s estate as soon as practicable following Participant’s death. To the extent that Participant is not a “specified employee” but Participant’s separation from service occurs at a time during the year whereby the deadline date for any separation agreement and release of claims (or similar agreement or release) to become effective and irrevocable will occur in the year immediately following the year in which the separation from service occurs, then any Deferred Payments that otherwise would be payable prior to such deadline date will be paid without applying the delay set forth in the immediately preceding sentence, but will be paid in the year immediately following the year in which the separation from service occurs. Subject to compliance with the applicable requirements under Section 409A, the Administrator in its sole discretion will be permitted to make any accelerated payment of Deferred Payments pursuant to U.S. Treasury Regulation Section 1.409A‑3(j)(4).
(iii)
It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the PSUs provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2). To the extent necessary to comply with Section 409A, references to termination of Participant’s status as a Service Provider, termination of employment, or similar phrases will be references to Participant’s “separation from service” within the meaning of Section 409A. In no event will the Company, any Service Recipient (as defined below) or any Parent, Subsidiary, or Affiliate of the Company have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless Participant (or any other person) for any taxes, penalties and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.
Forfeiture Upon Termination of Status as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any reason, the then-unvested PSUs awarded by this Award Agreement will thereupon be forfeited at no cost to the Company upon the date of such cessation and Participant will have no further rights to such PSUs or the Shares thereunder.
6.
Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of such transferee’s status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
7.
Tax Obligations
(a)
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent, Subsidiary, or

Affiliate of the Company to which Participant is providing services (together, the “Service Recipient(s)”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the PSUs, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including Participant’s U.S. Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the PSUs or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the PSUs (or the vesting or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the PSUs, including, but not limited to, the grant, vesting or settlement of the PSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, dividend equivalents, or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former Service Recipient(s), as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction.
(b)
Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) (or former Service Recipient(s)) will withhold the amount required to be withheld for the payment of Tax Obligations (the “Withholding Obligations”) which, to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, vesting, settlement or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by Applicable Laws, by one or a combination of the following: (i) paying cash, (ii) having the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s) (or former Service Recipient(s)), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise deliverable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect or the Company may require, if permitted by the Administrator and if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested PSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied. For purposes of clarity and without limitation, by accepting this Award, Participant expressly consents to such Sell to Cover as the method by which Withholding Obligations are satisfied and agrees and acknowledges that Participant may not satisfy them by any means other than such Sell to Cover, unless required to do so by the Administrator or pursuant to the Administrator’s express consent.
(c)
Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
(d)
Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable PSUs otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such PSUs to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such PSUs will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.
8.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
9.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE PERFORMANCE UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS PERFORMANCE UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
10.
Grant is Not Transferable. Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
11.
Nature of Grant. In accepting this Award of PSUs, Participant acknowledges, understands and agrees that:
(a)
the grant of the PSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of PSUs, or benefits in lieu of PSUs, even if PSUs have been granted in the past;
(b)
all decisions with respect to future PSUs or other grants, if any, will be at the sole discretion of the Administrator;
(c)
Participant is voluntarily participating in the Plan;
(d)
the PSUs and the Shares subject to the PSUs are not intended to replace any pension rights or compensation;
(e)
the PSUs and the Shares subject to the PSUs, and the income and value of same, are not part of normal or expected compensation for any purpose, including without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f)
the future value of the Shares underlying the PSUs is unknown, indeterminable, and cannot be predicted with certainty;
(g)
for purposes of the PSUs, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary, or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the PSUs under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Award of PSUs (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law); and
(h)
unless otherwise provided in the Plan or by the Administrator in its discretion, the PSUs and the benefits evidenced by this Award Agreement do not create any entitlement to have the PSUs or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.
12.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the PSUs. Participant is hereby advised to consult with Participant’s own personal tax, legal and financial advisers regarding Participant’s participation in the Plan before taking any action related to the Plan.
13.
Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717, or at such other address as the Company may hereafter designate in writing.
14.
Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participants acknowledges and agrees that it is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.

15.
Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
16.
Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. If any such listing, registration, qualification, rule compliance, clearance, consent or approval has not been completed by the applicable Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable) with respect to a PSU in a manner that would allow it to be settled by the applicable Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable), such PSU shall be forfeited as of immediately following the Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable). Subject to the terms of this Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the PSUs as the Administrator may establish from time to time for reasons of administrative convenience.
17.
Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any PSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 17, the term “or” as used in this Award Agreement is not exclusive.
18.
Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the PSUs awarded under the Plan or future PSUs that may be awarded under the Plan (including, without limitation, prospectuses required by the U.S. Securities and Exchange Commission) by electronic means or require Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by electronic means.
19.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
20.
Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of PSUs under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.
21.
Country Addendum. Notwithstanding any provisions in this Award Agreement, the PSU grant shall be subject to any global terms and conditions set forth in an appendix (if any) to this Award Agreement as well as any terms and conditions for any country whose laws are applicable to Participant and the Award of PSUs (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.
22.
Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including for clarity the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that Participant is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this Award Agreement may materially impair the rights of Participant unless mutually agreed between Participant and the Administrator, which agreement must be in writing signed by Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award of PSUs.
23.
No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

24.
Governing Law; Severability. This Award Agreement and the PSUs are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.
25.
Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award or the vesting or settlement of the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement, if Participant has not already done so.

* * *

APPENDIX A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM TO PERFORMANCE UNIT AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum will be ascribed the same defined meanings as set forth in the Award Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in this Award Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of PSUs granted pursuant to the terms and conditions of the Plan and this Award Agreement to which this Country Addendum is attached to the extent Participant resides and/or works outside the United States. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of PSUs is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of August, 2025. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the PSUs.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing or working, transfers residence or employment to another country after the grant of the PSUs, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

I.
GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES
2.
Foreign Currency Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the PSUs, or of any amounts due to Participant under the Plan or as a result of vesting of Participant’s PSUs or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her PSUs and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
3.
Nature of Grant. The following provisions supplement Section 11 of this Award Agreement:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; and
(b)
no claim or entitlement to compensation or damages shall arise from forfeiture of the PSUs resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the PSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives Participant’s ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
4.
Data Privacy. Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other PSU grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all PSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request information about sharing, processing, and storage of Data and may exercise their rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting Participant’s local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.

Furthermore, if Participant resides and/or works in a member country of the European Union and/or the European Economic Area, including the United Kingdom, the following provisions supplement this Section 3:

To the satisfaction and on the direction of the Administrator all operations of the Plan and the PSUs (at the time of grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016. Participant has certain rights under data protection legislation as summarized below:

(a)
Right of Access. Participant has the right to obtain from the Company and the Service Recipient confirmation as to whether or not Data concerning Participant is being processed, and, where that is the case, to request access to the Data, as well as certain information on how the Company is processing such data.
(b)
Right to Rectification. Participant has the right to obtain from the Company or the Service Recipient the rectification of inaccurate Data concerning Participant. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.
(c)
Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her Data deleted, for example if Participant’s Data is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of Data and the Company or the Service Recipient does not have a legitimate interest which outweighs Participant’s interest, if the Data has been processed unlawfully, or if the Data must be deleted to comply with a legal obligation.

(d)
Right to Restriction of Processing. Participant may require that the Company or the Service Recipient restrict the processing of Participant’s Data in certain cases, for example where the Company no longer needs Participant’s Data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant interest.
(e)
Right to Data Portability. In some circumstances, Participant may be entitled to receive the Data concerning Participant which Participant provided to the Company or the Service Recipient in a structured, commonly used and machine-readable format and Participant has the right to transmit those Data to another controller.
(f)
Right to Object. Participant has the right to object to the processing of Participant’s Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company or the Service Recipient must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.

Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Participant’s Data, can be obtained by contacting Participant’s local human resources representative. If Participant wants to review, verify, correct or request erasure of Participant’s Data, object to the processing of Participant’s Data, or request that the Company or the Service Recipient transfer a copy of Participant’s Data to another party, please contact Participant’s local human resources representative.

The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses). The Company or the Service Recipient will separately provide Participant with information in a data privacy notice on the collection, processing and transfer of their Data, including the grounds for processing.

If Participant has any grievance, issue or problem in respect of the handling or processing of Participant’s Data in any way, Participant has the right to lodge a complaint to the competent data protection authority. The list of national data protection authorities for each country in the European Union and their contact details are available at: https://ec.europa.eu/justice/article-29/structure/data-protection-authorities/index_en.htm.

5.
Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Award Agreement. Furthermore, if Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
II.
COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO THE LAWS OF THE COUNTRIES INCLUDED BELOW

BELGIUM

Notifications

Foreign Asset/Account Reporting. Participant is required to report any securities (e.g., Shares acquired under the Plan) or bank accounts established outside of Belgium on his or her annual tax return. In a separate report, Belgium residents also are required to provide the National Bank of Belgium with the account details of any such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. Participant should consult a personal tax advisor with respect to the applicable reporting obligations.

CANADA

Terms and Conditions

Form of Settlement. Notwithstanding any discretion contained in the Plan or anything to the contrary in this Award Agreement, the PSUs are payable only in Shares.

No Rights to Continued Service. The following provision supplements Section 11 of this Award Agreement:

For purposes of the PSUs, in the event that Participant ceases to provide services to Participant’s Service Recipient (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant provides services or the terms of Participant’s employment or service agreement, if any), Participant’s right to vest in the PSUs will terminate as of the date that is the earlier of: (1) the date Participant receives written notice of termination of service from Participant’s Service Recipient, or (2) the date Participant is no longer actively providing services to Participant’s Service Recipient, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); in the event the date Participant ceases to provide services cannot be reasonably determined under the terms of this Award Agreement or the Plan, the Administrator in its sole discretion will determine the date Participant is no longer actively providing services to Participant’s Service Recipient.

The following terms and conditions apply to Participants resident in Quebec:

Language Consent. The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente.

Notifications

Securities Laws. Participant is permitted to sell Shares acquired through the Plan using the designated broker appointed by the Company, provided the resale of Shares acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the Shares are listed (i.e., NASDAQ Stock Market).

Foreign Asset/Account Reporting. Specified foreign property, including Shares and PSUs, held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of Participant’s specified foreign property exceeds CAD100,000 at any time during the year. Thus, PSUs must be reported – generally at a nil cost - if the CAD100,000 cost threshold is exceeded because other specified foreign property is held by Participant. When shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares. The ACB would ordinarily equal the fair market value of the shares at the time of acquisition, but if Participant owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares.

FRANCE

Terms and Conditions

Tax Considerations. The PSUs granted under this Award Agreement are intended to be French tax-qualified restricted stock units granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended. Refer to “Accuray Incorporated 2026 Equity Incentive Plan French Sub-Plan.”

Language Consent. By accepting this Award Agreement providing for the terms and conditions of Participant’s grant, Participant confirms having read and understood the documents relating to this grant (the Plan, including the French Sub-Plan, and this Award Agreement) which were provided in English language. Participant accepts the terms of those documents accordingly.

Consentement relatif à la langue utilisée. En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution, Participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et le Contrat d’Attribution) qui ont été communiqués en langue anglaise. Participant accepte les termes en connaissance de cause.

Notifications

Foreign Asset/Account Reporting. Participant must declare all foreign bank and brokerage accounts in which Participant holds cash or securities, including accounts that were opened and/or closed during the tax year, on an annual basis on form N° 3916, together with their income tax return. Participant should consult with a personal tax advisor to ensure compliance with applicable reporting obligations.

Exchange Controls. Participant must report the value of any cash or securities that he or she brings into France or sends out of France without the use of a financial institution to the French Customs and Excise Authorities when the value of such cash or securities reaches or exceeds the threshold amount (currently, €10,000).

GERMANY

Notifications

Exchange Controls. Cross-border payments in excess of €50,000 must be reported monthly to the German Federal Bank (Bundesbank). In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made by the seventh day of the month following the month in which the payment was received. The report must be filed electronically and the form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (), in both German and English. Participant is responsible for making this report.

GREECE

Notifications

Foreign Asset Reporting. If Participant acquires Shares under the Plan, Participant should report such foreign assets and income on his or her tax return.

HONG KONG

Terms and Conditions

Securities Laws. Warning: The contents of this Award Agreement, including this Country Addendum, have not been reviewed by any regulatory authority in Hong Kong. Participant should exercise caution in relation to the offer. If Participant is in any doubt about any of the contents of this Award Agreement, including this Country Addendum, or the Plan, Participant should obtain independent professional advice. The PSUs and Shares issued upon settlement of the PSUs do not constitute a public offering of securities under Hong Kong law and are available only to eligible individuals employed or engaged by the Company and/or its Parent or its Subsidiaries. This Award Agreement, including this Country Addendum, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The PSUs are intended only for the personal use of each eligible Employee or Consultant and may not be distributed to any other person.

Form of Settlement. Notwithstanding any discretion contained in the Plan or anything to the contrary in this Award Agreement, the PSUs are payable only in Shares.

Sale of Shares. This provision supplements Section 3 of this Award Agreement:

Shares received at vesting are accepted as a personal investment. In the event Participant’s PSUs vest and Shares are issued to Participant within six months of the Date of Grant, Participant agrees that he or she will not offer to the public or otherwise dispose of any Shares acquired prior to the six-month anniversary of the Date of Grant.

Notifications

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

ITALY

Terms and Conditions

Acknowledgment of Nature of Award. As a condition to receipt of the PSUs, Participant acknowledges having received and reviewed the Plan and this Award Agreement, including this Country Addendum, in their entirety and fully understands and accepts all provisions of the Plan and this Award Agreement, including this Country Addendum.

Participant further acknowledges having read and specifically approves the following Sections of this Award Agreement: Section 3 (“Vesting Schedule”), Section 4 (“Payment after Vesting”), Section 5 (“Forfeiture Upon Termination as a Service Provider”), Section 7 (“Tax Obligations”), Section 18 (“Electronic Delivery and Acceptance”), Section 24 (“Governing Law; Severability”) and the “Data Privacy,” “Nature of Grant,” and “Language” provisions set forth above in this Country Addendum.

Notifications

Exchange Controls. Participant is required to report in his or her annual tax return any investments (including Shares acquired under the Plan) held outside of Italy, if the investment may give rise to income in Italy. Bank accounts held abroad exceeding in the year the value of €15,000 or the euro equivalent (e.g., bank accounts where proceeds from the sale of Shares acquired under the Plan are deposited) also shall be reported. Participant is exempt from the formalities if the investments are made through an authorized broker resident in Italy.

JAPAN

Notifications

Foreign Asset/Account Reporting Information. Japanese residents are required to report details of any assets held outside Japan as of December 31, including Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. Participant is responsible for complying with this reporting obligation if applicable and Participant should consult his or her personal tax advisor in this regard.

Exchange Control Information. If Participant acquires Shares with a value in excess of ¥100 million in a single transaction, Participant must file an ex post facto “Report Concerning Acquisition of Shares” with the Japanese Ministry of Finance through the Bank of Japan within 20 days of acquiring the shares of Stock. This form may be acquired at the Bank of Japan. Participant should verify the limits and reporting requirements as these rules can change. In addition, if the value of the Shares acquired exceeds ¥30 million a “Payment Report” must be filed with the Ministry of Finance through the Bank of Japan.

NETHERLANDS

Notifications

Dutch Prohibition Against Insider Trading. By accepting the PSUs, Participant understands that it is Participant’s responsibility to be aware of the Dutch insider trading rules. In particular, Participant understands that the Dutch securities laws that prohibit insider trading are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information Participant is advised to review the insider rules provided at the following website of the Authority for the Financial Markets; https://www.afm.nl/nl-nl/consumenten. Participant understands and agrees that neither the Company nor the Service Recipient can be held liable if Participant violates the Dutch insider trading rules. Participant understands and agrees that Participant is responsible for ensuring his or her own compliance with these rules.

SWITZERLAND

Notifications

Securities Laws. Neither this Award Agreement (which includes this Country Addendum) nor any other materials relating to the offer constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than a Service Provider of the Company, the Parent, any Subsidiary or Affiliate or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority.

THAILAND

Notifications

Exchange Controls. When Participant sells Shares received upon PSU vesting, Participant must deposit the foreign currency in a foreign currency account and then repatriate such proceeds to Thailand within 360 days and convert such proceeds to Thai Baht. If the amount of the proceeds is US$200,000 (or its equivalent) or more, Participant must specifically report the inward remittance to a commercial bank being an authorized agent or other authorized agent of the Bank of Thailand on a foreign exchange transaction form to declare the purpose of such inward remittance. Failing to comply with these obligations, Participant may be subject to penalties assessed by the Bank of Thailand.

UNITED ARAB EMIRATES

Notifications

Securities Laws. Participation in the Plan is being offered only to Employees and Consultants of the Company and its Subsidiaries, and is in the nature of providing equity incentives to those providing services in the United Arab Emirates. The Plan and this Award Agreement are intended for distribution only to such Participants and must not be delivered to, or relied on by, any other person. Participant should conduct Participant’s own due diligence on the securities. If Participant does not understand the contents of the Plan or this Award Agreement, Participant should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan, and neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or this Award Agreement, nor taken any steps to verify the information set out therein and has any responsibility for such documents.

UNITED KINGDOM

Terms and Conditions

Securities Laws. The Shares are offered pursuant to Article 1(4) of the United Kingdom Prospectus Regulation.

Tax Obligations. The following provisions supplement Section 7 of this Award Agreement:

Without limitation to Section 7 of this Award Agreement, Participant agrees that he or she is liable for all Tax Obligations in connection with the PSUs and hereby covenants to pay all such Tax Obligations, as and when requested by the Company, the Service Recipient or by His Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also hereby agrees to indemnify and keep indemnified the Company or the Service Recipient against any Tax Obligations that they are required to pay or withhold or have paid or will pay on Participant’s behalf to HMRC (or any other tax authority or any other relevant authority).

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant acknowledges that he or she may not be able to indemnify the Company and/or the Service Recipient for the amount of any uncollected income taxes, as it may be considered to be a loan and, therefore, it may constitute an additional benefit to Participant on which additional income tax and national insurance contributions (“NICs”) (including the Employer’s Liability, as defined below) will be payable. Participant will be responsible for reporting and paying any income tax and NICs (including the Employer’s Liability, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or, if different, Participant’s employer, as applicable, for the value of any NICs due on this additional benefit, which the Company or, if different, Participant’s employer may collect from Participant by any of the means set forth in Section 7 of this Award Agreement.

Joint Election. If Participant is a resident of the United Kingdom between the Date of Grant and the vesting date, as a condition of Participant’s participation in the Plan and the vesting of the PSUs, Participant agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or Participant’s employer in connection with the PSUs and any event giving rise to Tax Obligations (the “Employer’s Liability”). Without prejudice to the foregoing, Participant agrees to enter into a joint election with the Company, the form of such Joint Election being formally approved by HMRC (the “Joint Election”), attached hereto as Exhibit B, and any other required consent or elections. Participant further agrees to enter into such other joint elections as may be required between Participant and any successor to the Company and/or the Service Recipient. Participant further agrees that the Company and/or Participant’s Service Recipient may collect the Employer’s Liability from Participant by any of the means set forth in Section 7 of this Award Agreement.

If Participant does not enter into the Joint Election prior to the vesting of the PSUs, Participant will forfeit the PSUs and any Shares that have been issued will be returned to the Company at no cost to the Company, without any liability to the Company and/or Participant’s employer.

EXHIBIT B

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

FORM OF ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY CLASS 1 NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE

1.
Parties

This Election is between:

(A) [Insert name of Employee] (the “Employee”), whose National Insurance number is [Insert National Insurance number], who is eligible to receive performance units (“Performance Units”) granted by Accuray Incorporated of 1240 Deming Way, Madison, WI 53717 U.S.A., pursuant to the terms and conditions of the Accuray Incorporated 2026 Equity Incentive Plan (the “Plan”), and

(B) Accuray Incorporates (the “Company”) whose offices are 1240 Deming Way, Madison, WI 53717 U.S.A., who may grant Performance Units under the Plan and is entering into this Election on behalf of the Employer.

2. Purpose of Election

2.1 This Election relates to the Employer’s secondary Class 1 National Insurance contributions (the “Employer’s Liability”) which may arise on the occurrence of a “Taxable Event” pursuant to section 4(4)(a) and/or paragraph 3B(1A), Schedule 1 of the Social Security Contributions and Benefits Act 1992 (“SSCBA”), including:

(i) the acquisition of securities pursuant to the Performance Units, (pursuant to section 477(3)(a) Income Tax (Earnings & Pension) Act 2003 (“ITEPA”)); and/or

(ii) the assignment or release of the Performance Units in return for consideration (pursuant to section 477(3)(b) ITEPA); and/or

(iii) the receipt of a benefit in connection with the Performance Units (pursuant to section 477(3)(c) ITEPA);

(iv) post-acquisition charges relating to the Performance Units (pursuant to section 426 of ITEPA); and/or

(v) post-acquisition charges related to the Performance Units (pursuant to section 438 of ITEPA).

2.2 This Election applies to all Performance Units granted to the Employee under the Plan, on or after [insert date] up to the termination date of the Plan.

2.3 This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

2.4 This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5 This Election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA 2003 (employment income: securities with artificially depressed market value).

3.
The Election

The Employee, and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Taxable Event is hereby transferred to the Employee. The Employee understands that by entering into this Election, he or she will become personally liable for the Employer’s Liability covered by this Election.

4.
Payment of the Employer’s Liability

4.1 The Employee, and the Company acknowledge that the Employer is under a duty to remit the Employer’s Liability to His Majesty’s Revenue & Customs (“HMRC”) on behalf of the Employee within 14 days after the end of the UK tax month during with the Taxable Event occurs, or such other period of time, as prescribed. The Employee agrees to pay to the Company and/or the Employer the Employer’s Liability on demand at any time on or after the Taxable Event and hereby authorizes the Company and/or the Employer to account for the Employer’s Liability to HMRC.

4.2 Without limitation to Clause 4.1 above, the Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time on or after the Taxable Event:

(i) directly from the Employee by payment in cash or cleared funds; and/or

(ii) by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(iii) by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Performance Units; and/or

(iv) through any other method set forth in the Performance Unit Agreement entered into between the Employee and the Company.

4.3 The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee until full payment of the Employer’s Liability is received.

5. Duration of Election

5.1 The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2 This Election will continue in effect until the earliest of the following:

(i) such time as both the Employee and the Company agree in writing that it should cease to have effect;

(ii) on the date the Company serves written notice on the Employee terminating its effect;

(iii) on the date HMRC withdraws approval of this Form of Election; or

(iv) on the date the Election ceases to have effect in accordance with its terms in respect of any outstanding Performance Units granted under the Plan.

Acceptance by the Employee

The Employee acknowledges that by signing this Election [or clicking on the “ACCEPT” box where indicated,] the Employee agrees to be bound by the terms of this Election as stated above from the date of doing so.

Signature ______________________________

Date ______________________________

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election as stated above.

Signature for and on behalf of the Company / Employer ____________________________

Position ____________________________

SCHEDULE TO FORM OF ELECTION – EMPLOYING COMPANY

The employing company to which this Election relates is:

Business Office:
Company Registration Number:
Corporation Tax District:
Corporation Tax Reference:
PAYE District:
PAYE Reference:

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant must notify the Company by the twenty-first (21st) day of the month following the Date of Grant if he or she wishes to reject this Award. Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this Restricted Stock Unit Agreement, which includes the Notice of Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (this “Award Agreement”), will have the meaning given such term in the Accuray Incorporated (the “Company”) 2026 Equity Incentive Plan (the “Plan”).

Participant Name: [Name]

Address: [Address]

The undersigned Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number: ______________________________

Date of Grant: ______________________________

Vesting Commencement Date: ______________________________

Total Number of Restricted Stock Units: ______________________________

Vesting Schedule:

Subject to Section 3 of Exhibit A and any acceleration provisions contained in the Plan, this Award Agreement or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent, Subsidiary or Affiliate of the Company, as applicable) governing the terms of this Award, the Restricted Stock Units will be scheduled to vest according to the following vesting schedule:

[One hundred percent of the Total Number of Restricted Stock Units (as set forth above) subject to this Award Agreement will be scheduled to vest on the one (1) year anniversary of the Vesting Commencement Date (the “Vesting Date”), subject to Participant continuing to be a Service Provider through such Vesting Date.]

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award

4896-9442-7746.2 - 8/25/2025 9:22:18 PM

Agreement, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717 no later than the twenty‑first (21st) day of the month following the Date of Grant, in which case the Award will be cancelled. Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s (a) acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement, and (b) election NOT to participate in the Net Settlement Arrangement described in Section 7(b) of Exhibit A.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. By accepting this Award, Participant hereby (i) agrees that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including for clarity the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document, (ii) accepts this Award Agreement subject to all of the terms and provisions thereof, (iii) accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Award Agreement, and (iv) agrees to notify the Company upon any change in Participant’s residence address indicated below and to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT ACCURAY INCORPORATED

____________________________________ ____________________________________

Signature Signature

____________________________________ ____________________________________

Print Name Print Name

____________________________________

Title

Residence Address:

____________________________________

____________________________________

EXHIBIT A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1.
Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Unit Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Restricted Stock Units, and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.
2.
Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.
Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent, Subsidiary, or Affiliate of the Company, as applicable, governing the terms of this Award, Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
4.
Payment after Vesting.
(a)
General Rule. Subject to Sections 4(c) and 7, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to Participant’s properly designated beneficiary or estate) in whole Shares no later than seventy-four (74) days following the vesting date applicable to such Restricted Stock Units (the “Settlement Deadline Date”). Except as may be required by the provisions of Section 4(c), no Restricted Stock Unit will be settled after the Settlement Deadline Date applicable to it. If any Restricted Stock Unit has not met all the requirements for settlement under this Award Agreement in a manner that would allow it to be settled by the applicable Settlement Deadline Date (or, if applicable, such other date required by Section 4(c)), such Restricted Stock Unit will be forfeited as of immediately following the applicable Settlement Deadline Date (or such other date required by Section 4(c), as applicable). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement. For clarity, there may be multiple Settlement Deadline Dates, each corresponding to a particular Restricted Stock Unit.
(b)
Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.
(c)
Section 409A. This Section 4(c) will apply to Participant to the extent Participant is a U.S. taxpayer.
(i)
The payment of Shares vesting pursuant to this Award Agreement (including any discretionary acceleration under Section 4(b)) shall in all cases be paid at a time and in a manner that is intended to be exempt from, or comply with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(ii)
Any Restricted Stock Units under this Award Agreement that are considered deferred compensation within the meaning of Section 409A (“Deferred Payments”) that otherwise are intended to be paid, pursuant to subsection (i), (ii) or (v) of Code Section 409A(a)(2)(A), upon the occurrence of a merger of the Company with or into another corporation or other entity, a Change in Control, or Participant’s disability or termination from employment or other service (whether pursuant to the vesting criteria set forth in the Notice of Grant, the Plan, or a written agreement authorized by the Administrator between Participant and the Company or any of its Parents or Subsidiaries, as applicable), will not be payable upon such event unless and until the circumstances giving rise to such merger, Change in Control, disability, or termination constitutes a change in control event, disability, or separation from service, as applicable, within the meaning of Section 409A (a “409A-Conforming Event”), and to the extent such payment will not be subject to the additional tax imposed under Section 409A. In the event that the immediately preceding sentence prevents the payment of any Deferred Payments, then such Deferred Payments will be paid at the time and in the form that would have applied absent such event that fails to constitute a 409A-Conforming Event. For clarity, this Section 4(c) does not affect the value or dollar amount payable, or prohibit the vesting of Deferred Payments, including without limitation in connection with a merger of the Company with or into another corporation or other entity, a Change in Control, Participant’s disability or termination, or pursuant to Section 4(b) above. If the Restricted Stock Units otherwise would be exempt from Section 409A pursuant to U.S. Treasury Regulation Section 1.409A‑1(b)(9), any such Restricted Stock Units that vest in connection with the termination of Participant’s employment (or other service, as applicable) will not be payable until Participant has a separation from service within the meaning of Section 409A. Except as otherwise provided in a written agreement between the Company and Participant authorized by the Administrator providing for payment in compliance with U.S. Treasury Regulation Section 1.409A‑3(b) (in which case, for clarity, such provisions shall govern), Restricted Stock Units that become payable by reason of the occurrence of a 409A‑Conforming Event will be settled no later than seventy‑four (74) days following the applicable 409A‑Conforming Event, subject to the following under this subsection (ii). Notwithstanding any provisions to the contrary in the Plan, this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if any Deferred Payments become payable upon a separation from service within the meaning of Section 409A, other than due to Participant’s death, and if (x) Participant is a “specified employee”

within the meaning of Section 409A at the time of such separation from service and (y) the payment of such Deferred Payments will result in the imposition of additional tax under Section 409A if paid to Participant within the six (6) month period following the separation from service, then the payment of such Deferred Payments will not be made until the date six (6) months and one (1) day following the date of Participant’s separation from service, unless Participant dies following such separation, in which case, the Deferred Payments will be paid to Participant’s estate as soon as practicable following Participant’s death. To the extent that Participant is not a “specified employee” but Participant’s separation from service occurs at a time during the year whereby the deadline date for any separation agreement and release of claims (or similar agreement or release) to become effective and irrevocable will occur in the year immediately following the year in which the separation from service occurs, then any Deferred Payments that otherwise would be payable prior to such deadline date will be paid without applying the delay set forth in the immediately preceding sentence, but will be paid in the year immediately following the year in which the separation from service occurs. Subject to compliance with the applicable requirements under Section 409A, the Administrator in its sole discretion will be permitted to make any accelerated payment of Deferred Payments pursuant to U.S. Treasury Regulation Section 1.409A‑3(j)(4).
(iii)
It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2). To the extent necessary to comply with Section 409A, references to termination of Participant’s status as a Service Provider, termination of employment, or similar phrases will be references to Participant’s “separation from service” within the meaning of Section 409A. In no event will the Company, any Service Recipient (as defined below) or any Parent, Subsidiary, or Affiliate of the Company have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless Participant (or any other person) for any taxes, penalties and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.
Forfeiture Upon Termination of Status as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company upon the date of such cessation and Participant will have no further rights to such Restricted Stock Units or the Shares thereunder.
6.
Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of such transferee’s status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.
Tax Obligations
(a)
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent, Subsidiary, or Affiliate of the Company to which Participant is providing services (together, the “Service Recipient(s)”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including Participant’s U.S. Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or the vesting or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, dividend equivalents, or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result.
(b)
Settlement Election. Given that the vesting of Restricted Stock Units creates tax obligations on the part of Participant and neither the Company nor the applicable Service Recipient(s) has authority to withhold otherwise deliverable shares from, or to make tax payments on behalf of, Outside Directors, the Company is hereby offering to Participant the opportunity at the time of executing this Award Agreement to elect to have the Company, on the vesting date, convert into cash a whole number of Restricted Stock Units equal as nearly as possible to 40% of the Restricted Stock Units covered by the Award, at the conversion rate per Restricted Stock Unit equal to the Fair Market Value of a share of the Common Stock on the vesting date (the “Net Settlement Arrangement”). If Participant elects to participate in the Net Settlement Arrangement, the Company will remit promptly to Participant the aggregate cash amount of the RSUs so converted at Participant’s then-current address as set forth in the Company’s records or such other address provided to the Company by Participant in writing and will settle the balance of the RSUs in the manner provided in Sections 2 and 4 of this Agreement.

Please indicate whether or not you wish to participate in Net Settlement Arrangement by checking the appropriate box below.

Participant's Election Regarding the Net Settlement Arrangement:

□ I DO NOT wish to participate in the Net Settlement Arrangement described in Section 7(b) above.

□ I DO wish to participate in the Net Settlement Arrangement described in Section 7(b) above.

If Participant fails to return the executed Award Agreement to the Company with one of the boxes above checked, Participant shall automatically be deemed to have elected NOT to participate in the Net Settlement Arrangement described in this Section 7(b).

(c)
Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) (or former Service Recipient(s)) will withhold the amount if any required to be withheld for the payment of Tax Obligations (the “Withholding Obligations”) which, to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, vesting, settlement or any other date with respect to which Withholding Obligations arise. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former Service Recipient(s), as applicable) may be required to withhold or account for Withholding Obligations in more than one jurisdiction. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by Applicable Laws, by one or a combination of the following: (i) paying cash, (ii) having the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s) (or former Service Recipient(s)), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise deliverable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect or the Company may require, if permitted by the Administrator and if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied.
(d)
Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
(e)
Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Restricted Stock Units to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.
8.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
9.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT

INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
10.
Grant is Not Transferable. Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
11.
Nature of Grant. In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)
the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(b)
all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Administrator;
(c)
Participant is voluntarily participating in the Plan;
(d)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(e)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for any purpose, including without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)
the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(g)
for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary, or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of

“garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Award of Restricted Stock Units (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law); and
(h)
unless otherwise provided in the Plan or by the Administrator in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.
12.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units. Participant is hereby advised to consult with Participant’s own personal tax, legal and financial advisers regarding Participant’s participation in the Plan before taking any action related to the Plan.
13.
Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717, or at such other address as the Company may hereafter designate in writing.
14.
Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participants acknowledges and agrees that it is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.
15.
Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
16.
Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and

Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. If any such listing, registration, qualification, rule compliance, clearance, consent or approval has not been completed by the applicable Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable) with respect to a Restricted Stock Unit in a manner that would allow it to be settled by the applicable Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable), such Restricted Stock Unit shall be forfeited as of immediately following the Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable). Subject to the terms of this Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
17.
Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 17, the term “or” as used in this Award Agreement is not exclusive.
18.
Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan (including, without limitation, prospectuses required by the U.S. Securities and Exchange Commission) by electronic means or require Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by electronic means.
19.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
20.
Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.
21.
Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant shall be subject to any global terms and conditions set forth in an appendix (if any) to this Award Agreement as well as any terms and conditions for any country whose laws are applicable to Participant and the Award of Restricted Stock Units (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.
22.
Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including for clarity the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that Participant is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this Award Agreement may materially impair the rights of Participant unless mutually agreed between Participant and the Administrator, which agreement must be in writing signed by Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award of Restricted Stock Units.
23.
No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
24.
Governing Law; Severability. This Award Agreement and the Restricted Stock Units are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.
25.
Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award or the vesting or settlement of the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement, if Participant has not already done so.

* * *

APPENDIX A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM TO RESTRICTED STOCK UNIT AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum will be ascribed the same defined meanings as set forth in this Award Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in this Award Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock Units granted pursuant to the terms and conditions of the Plan and this Award Agreement to which this Country Addendum is attached to the extent Participant resides and/or works outside the United States. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock Units is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of August 2025. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Restricted Stock Units.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing or working, transfers residence or employment to another country after the grant of the Restricted Stock Units, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

I.
GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES
2.
Foreign Currency Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units, or of any amounts due to Participant under the Plan or as a result of vesting of Participant’s Restricted Stock Units or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her Restricted Stock Units and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
3.
Nature of Grant. The following provisions supplement Section 11 of this Award Agreement:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; and
(b)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives Participant’s ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
4.
Data Privacy. Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request information about sharing, processing, and storage of Data and may exercise their rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting Participant’s local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.

Furthermore, if Participant resides and/or works in a member country of the European Union and/or the European Economic Area, including the United Kingdom, the following provisions supplement this Section 3:

To the satisfaction and on the direction of the Administrator all operations of the Plan and the Restricted Stock Units (at the time of grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016. Participant has certain rights under data protection legislation as summarized below:

(a)
Right of Access. Participant has the right to obtain from the Company and the Service Recipient confirmation as to whether or not Data concerning Participant is being processed, and, where that is the case, to request access to the Data, as well as certain information on how the Company is processing such data.
(b)
Right to Rectification. Participant has the right to obtain from the Company or the Service Recipient the rectification of inaccurate Data concerning Participant. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.
(c)
Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her Data deleted, for example if Participant’s Data is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of Data and the Company or the Service Recipient does not have a legitimate interest which outweighs Participant’s interest, if the Data has been processed unlawfully, or if the Data must be deleted to comply with a legal obligation.
(d)
Right to Restriction of Processing. Participant may require that the Company or the Service Recipient restrict the processing of Participant’s Data in certain cases, for example where the Company no longer needs Participant’s Data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant interest.
(e)
Right to Data Portability. In some circumstances, Participant may be entitled to receive the Data concerning Participant which Participant provided to the Company or the Service Recipient in a structured, commonly used and machine-readable format and Participant has the right to transmit those Data to another controller.
(f)
Right to Object. Participant has the right to object to the processing of Participant’s Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company or the Service Recipient must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.

Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Participant’s Data, can be obtained by contacting Participant’s local human resources representative. If Participant wants to review, verify, correct or request erasure of Participant’s Data, object to the processing of Participant’s Data, or request that the Company or the Service Recipient transfer a copy of Participant’s Data to another party, please contact Participant’s local human resources representative.

The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses). The Company or the Service Recipient will separately provide Participant with information in a data privacy notice on the collection, processing and transfer of their Data, including the grounds for processing.

If Participant has any grievance, issue or problem in respect of the handling or processing of Participant’s Data in any way, Participant has the right to lodge a complaint to the competent data protection authority. The list of national data protection authorities for each country in the European Union and their contact details are available at: https://ec.europa.eu/justice/article-29/structure/data-protection-authorities/index_en.htm.

5.
Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Award Agreement. Furthermore, if Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

II.
COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO THE LAWS OF THE COUNTRIES INCLUDED BELOW

BELGIUM

Notifications

Foreign Asset/Account Reporting. Participant is required to report any securities (e.g., Shares acquired under the Plan) or bank accounts established outside of Belgium on his or her annual tax return. In a separate report, Belgium residents also are required to provide the National Bank of Belgium with the account details of any such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. Participant should consult a personal tax advisor with respect to the applicable reporting obligations.

CANADA

Terms and Conditions

Form of Settlement. Notwithstanding any discretion contained in the Plan or anything to the contrary in this Award Agreement, the Restricted Stock Units are payable only in Shares.

No Rights to Continued Service. The following provision supplements Section 11 of this Award Agreement:

For purposes of the Restricted Stock Units, in the event that Participant ceases to provide services to Participant’s Service Recipient (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant provides services or the terms of Participant’s employment or service agreement, if any), Participant’s right to vest in the Restricted Stock Units will terminate as of the date that is the earlier of: (1) the date Participant receives written notice of termination of service from Participant’s Service Recipient, or (2) the date Participant is no longer actively providing services to Participant’s Service Recipient, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); in the event the date Participant ceases to provide services cannot be reasonably determined under the terms of this Award Agreement or the Plan, the Administrator in its sole discretion will determine the date Participant is no longer actively providing services to Participant’s Service Recipient.

The following terms and conditions apply to Participants resident in Quebec:

Language Consent. The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente.

Notifications

Securities Laws. Participant is permitted to sell Shares acquired through the Plan using the designated broker appointed by the Company, provided the resale of Shares acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the Shares are listed (i.e., NASDAQ Stock Market).

Foreign Asset/Account Reporting. Specified foreign property, including Shares and Restricted Stock Units, held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of Participant’s specified foreign property exceeds CAD100,000 at any time during the year. Thus, Restricted Stock Units must be reported – generally at a nil cost - if the CAD100,000 cost threshold is exceeded because other specified foreign property is held by Participant. When shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares. The ACB would ordinarily equal the fair market value of the shares at the time of acquisition, but if Participant owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares.

FRANCE

Terms and Conditions

Tax Considerations. The Restricted Stock Units granted under this Award Agreement are intended to be French tax-qualified restricted stock units granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended. Refer to “Accuray Incorporated 2026 Equity Incentive Plan French Sub-Plan.”

Language Consent. By accepting this Award Agreement providing for the terms and conditions of Participant’s grant, Participant confirms having read and understood the documents relating to this grant (the Plan, including the French Sub-Plan, and this Award Agreement) which were provided in English language. Participant accepts the terms of those documents accordingly.

Consentement relatif à la langue utilisée. En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution, Participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et le Contrat d’Attribution) qui ont été communiqués en langue anglaise. Participant accepte les termes en connaissance de cause.

Notifications

Foreign Asset/Account Reporting. Participant must declare all foreign bank and brokerage accounts in which Participant holds cash or securities, including accounts that were opened and/or closed during the tax year, on an annual basis on form N° 3916, together with their income tax return. Participant should consult with a personal tax advisor to ensure compliance with applicable reporting obligations.

Exchange Controls. Participant must report the value of any cash or securities that he or she brings into France or sends out of France without the use of a financial institution to the French Customs and Excise Authorities when the value of such cash or securities reaches or exceeds the threshold amount (currently, €10,000).

GERMANY

Notifications

Exchange Controls. Cross-border payments in excess of €50,000 must be reported monthly to the German Federal Bank (Bundesbank). In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made by the seventh day of the month following the month in which the payment was received. The report must be filed electronically and the form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (), in both German and English. Participant is responsible for making this report.

GREECE

Notifications

Foreign Asset Reporting. If Participant acquires Shares under the Plan, Participant should report such foreign assets and income on his or her tax return.

HONG KONG

Terms and Conditions

Securities Laws. Warning: The contents of this Award Agreement, including this Country Addendum, have not been reviewed by any regulatory authority in Hong Kong. Participant should exercise caution in relation to the offer. If Participant is in any doubt about any of the contents of this Award Agreement, including this Country Addendum, or the Plan, Participant should obtain independent professional advice. The Restricted Stock Units and Shares issued upon settlement of the Restricted Stock Units do not constitute a public offering of securities under Hong Kong law and are available only to eligible individuals employed or engaged by the Company and/or its Parent or its Subsidiaries. This Award Agreement, including this Country Addendum, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The Restricted Stock Units are intended only for the personal use of each eligible Employee or Consultant and may not be distributed to any other person.

Form of Settlement. Notwithstanding any discretion contained in the Plan or anything to the contrary in this Award Agreement, the Restricted Stock Units are payable only in Shares.

Sale of Shares. This provision supplements Section 3 of this Award Agreement:

Shares received at vesting are accepted as a personal investment. In the event Participant’s Restricted Stock Units vest and Shares are issued to Participant within six months of the Date of Grant, Participant agrees that he or she will not offer to the public or otherwise dispose of any Shares acquired prior to the six-month anniversary of the Date of Grant.

Notifications

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

ITALY

Terms and Conditions

Acknowledgment of Nature of Award. As a condition to receipt of the Restricted Stock Units, Participant acknowledges having received and reviewed the Plan and this Award Agreement, including this Country Addendum, in their entirety and fully understands and accepts all provisions of the Plan and this Award Agreement, including this Country Addendum.

Participant further acknowledges having read and specifically approves the following Sections of this Award Agreement: Section 3 (“Vesting Schedule”), Section 4 (“Payment after Vesting”), Section 5 (“Forfeiture Upon Termination as a Service Provider”), Section 7 (“Tax Obligations”), Section 18 (“Electronic Delivery and Acceptance”), Section 24 (“Governing Law; Severability”) and the “Data Privacy,” “Nature of Grant,” and “Language” provisions set forth above in this Country Addendum.

Notifications

Exchange Controls. Participant is required to report in his or her annual tax return any investments (including Shares acquired under the Plan) held outside of Italy, if the investment may give rise to income in Italy. Bank accounts held abroad exceeding in the year the value of €15,000 or the euro equivalent (e.g., bank accounts where proceeds from the sale of Shares acquired under the Plan are deposited) also shall be reported. Participant is exempt from the formalities if the investments are made through an authorized broker resident in Italy.

JAPAN

Notifications

Foreign Asset/Account Reporting Information. Japanese residents are required to report details of any assets held outside Japan as of December 31, including Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. Participant is responsible for complying with this reporting obligation if applicable and Participant should consult his or her personal tax advisor in this regard.

Exchange Control Information. If Participant acquires Shares with a value in excess of ¥100 million in a single transaction, Participant must file an ex post facto “Report Concerning Acquisition of Shares” with the Japanese Ministry of Finance through the Bank of Japan within 20 days of acquiring the shares of Stock. This form may be acquired at the Bank of Japan. Participant should verify the limits and reporting requirements as these rules can change. In addition, if the value of the Shares acquired exceeds ¥30 million a “Payment Report” must be filed with the Ministry of Finance through the Bank of Japan.

NETHERLANDS

Notifications

Dutch Prohibition Against Insider Trading. By accepting the Restricted Stock Units, Participant understands that it is Participant’s responsibility to be aware of the Dutch insider trading rules. In particular, Participant understands that the Dutch securities laws that prohibit insider trading are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information Participant is advised to review the insider rules provided at the following website of the Authority for the Financial Markets; https://www.afm.nl/nl-nl/consumenten. Participant understands and agrees that neither the Company nor the Service Recipient can be held liable if Participant violates the Dutch insider trading rules. Participant understands and agrees that Participant is responsible for ensuring his or her own compliance with these rules.

SWITZERLAND

Notifications

Securities Laws. Neither this Award Agreement (which includes this Country Addendum) nor any other materials relating to the offer constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than a Service Provider of the Company, the Parent, any Subsidiary or Affiliate or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority.

THAILAND

Notifications

Exchange Controls. When Participant sells Shares received upon Restricted Stock Unit vesting, Participant must deposit the foreign currency in a foreign currency account and then repatriate such proceeds to Thailand within 360 days and convert such proceeds to Thai Baht. If the amount of the proceeds is US$200,000 (or its equivalent) or more, Participant must specifically report the inward remittance to a commercial bank being an authorized agent or other authorized agent of the Bank of Thailand on a foreign exchange transaction form to declare the purpose of such inward remittance. Failing to comply with these obligations, Participant may be subject to penalties assessed by the Bank of Thailand.

UNITED ARAB EMIRATES

Notifications

Securities Laws. Participation in the Plan is being offered only to Employees and Consultants of the Company and its Subsidiaries, and is in the nature of providing equity incentives to those providing services in the United Arab Emirates. The Plan and this Award Agreement are intended for distribution only to such Participants and must not be delivered to, or relied on by, any other person. Participant should conduct Participant’s own due diligence on the securities. If Participant does not understand the contents of the Plan or this Award Agreement, Participant should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan, and neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or this Award Agreement, nor taken any steps to verify the information set out therein and has any responsibility for such documents.

UNITED KINGDOM

Terms and Conditions

Securities Laws. The Shares are offered pursuant to Article 1(4) of the United Kingdom Prospectus Regulation.

Tax Obligations. The following provisions supplement Section 7 of this Award Agreement:

Without limitation to Section 7 of this Award Agreement, Participant agrees that he or she is liable for all Tax Obligations in connection with the Restricted Stock Units and hereby covenants to pay all such Tax Obligations, as and when requested by the Company, the Service Recipient or by His Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also hereby agrees to indemnify and keep indemnified the Company or the Service Recipient against any Tax Obligations that they are required to pay or withhold or have paid or will pay on Participant’s behalf to HMRC (or any other tax authority or any other relevant authority).

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant acknowledges that he or she may not be able to indemnify the Company and/or the Service Recipient for the amount of any uncollected income taxes, as it may be considered to be a loan and, therefore, it may constitute an additional benefit to Participant on which additional income tax and national insurance contributions (“NICs”) (including the Employer’s Liability, as defined below) will be payable. Participant will be responsible for reporting and paying any income tax and NICs (including the Employer’s Liability, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or, if different, Participant’s employer, as applicable, for the value of any NICs due on this additional benefit, which the Company or, if different, Participant’s employer may collect from Participant by any of the means set forth in Section 7 of this Award Agreement.

Joint Election. If Participant is a resident of the United Kingdom between the Date of Grant and the vesting date, as a condition of Participant’s participation in the Plan and the vesting of the Restricted Stock Units, Participant agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or Participant’s employer in connection with the Restricted Stock Units and any event giving rise to Tax Obligations (the “Employer’s Liability”). Without prejudice to the foregoing, Participant agrees to enter into a joint election with the Company, the form of such Joint Election being formally approved by HMRC (the “Joint Election”), attached hereto as Exhibit B, and any other required consent or elections. Participant further agrees to enter into such other joint elections as may be required between Participant and any successor to the Company and/or the Service

Recipient. Participant further agrees that the Company and/or Participant’s Service Recipient may collect the Employer’s Liability from Participant by any of the means set forth in Section 7 of this Award Agreement.

If Participant does not enter into the Joint Election prior to the vesting of the Restricted Stock Units, Participant will forfeit the Restricted Stock Units and any Shares that have been issued will be returned to the Company at no cost to the Company, without any liability to the Company and/or Participant’s employer.

EXHIBIT B

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

FORM OF ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY CLASS 1 NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE

1.
Parties

This Election is between:

(A) [Insert name of Employee] (the “Employee”), whose National Insurance number is [Insert National Insurance number], who is eligible to receive restricted stock units (“Restricted Stock Units”) granted by Accuray Incorporated of 1240 Deming Way, Madison, WI 53717 U.S.A., pursuant to the terms and conditions of the Accuray Incorporated 2026 Equity Incentive Plan (the “Plan”), and

(B) Accuray Incorporates (the “Company”) whose offices are 1240 Deming Way, Madison, WI 53717 U.S.A., who may grant Restricted Stock Units under the Plan and is entering into this Election on behalf of the Employer.

2. Purpose of Election

2.1 This Election relates to the Employer’s secondary Class 1 National Insurance contributions (the “Employer’s Liability”) which may arise on the occurrence of a “Taxable Event” pursuant to section 4(4)(a) and/or paragraph 3B(1A), Schedule 1 of the Social Security Contributions and Benefits Act 1992 (“SSCBA”), including:

(i) the acquisition of securities pursuant to the Restricted Stock Units, (pursuant to section 477(3)(a) Income Tax (Earnings & Pension) Act 2003 (“ITEPA”)); and/or

(ii) the assignment or release of the Restricted Stock Units in return for consideration (pursuant to section 477(3)(b) ITEPA); and/or

(iii) the receipt of a benefit in connection with the Restricted Stock Units (pursuant to section 477(3)(c) ITEPA);

(iv) post-acquisition charges relating to the Restricted Stock Units (pursuant to section 426 of ITEPA); and/or

(v) post-acquisition charges related to the Restricted Stock Units (pursuant to section 438 of ITEPA).

2.2 This Election applies to all Restricted Stock Units granted to the Employee under the Plan, on or after [insert date] up to the termination date of the Plan.

2.3 This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

2.4 This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5 This Election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA 2003 (employment income: securities with artificially depressed market value).

3.
The Election

The Employee, and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Taxable Event is hereby transferred to the Employee. The Employee understands that by entering into this Election, he or she will become personally liable for the Employer’s Liability covered by this Election.

4.
Payment of the Employer’s Liability

4.1 The Employee, and the Company acknowledge that the Employer is under a duty to remit the Employer’s Liability to His Majesty’s Revenue & Customs (“HMRC”) on behalf of the Employee within 14 days after the end of the UK tax month during with the Taxable Event occurs, or such other period of time, as prescribed. The Employee agrees to pay to the Company and/or the Employer the Employer’s Liability on demand at any time on or after the Taxable Event and hereby authorizes the Company and/or the Employer to account for the Employer’s Liability to HMRC.

4.2 Without limitation to Clause 4.1 above, the Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time on or after the Taxable Event:

(i) directly from the Employee by payment in cash or cleared funds; and/or

(ii) by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(iii) by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Restricted Stock Units; and/or

(iv) through any other method set forth in the Restricted Stock Unit Agreement entered into between the Employee and the Company.

4.3 The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee until full payment of the Employer’s Liability is received.

5. Duration of Election

5.1 The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2 This Election will continue in effect until the earliest of the following:

(i) such time as both the Employee and the Company agree in writing that it should cease to have effect;

(ii) on the date the Company serves written notice on the Employee terminating its effect;

(iii) on the date HMRC withdraws approval of this Form of Election; or

(iv) on the date the Election ceases to have effect in accordance with its terms in respect of any outstanding Restricted Stock Units granted under the Plan.

Acceptance by the Employee

The Employee acknowledges that by signing this Election [or clicking on the “ACCEPT” box where indicated,] the Employee agrees to be bound by the terms of this Election as stated above from the date of doing so.

Signature ______________________________

Date ______________________________

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election as stated above.

Signature for and on behalf of the Company / Employer ____________________________

Position ____________________________

SCHEDULE TO FORM OF ELECTION – EMPLOYING COMPANY

The employing company to which this Election relates is:

Business Office:
Company Registration Number:
Corporation Tax District:
Corporation Tax Reference:
PAYE District:
PAYE Reference:

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award. Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this Restricted Stock Unit Agreement, which includes the Notice of Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (this “Award Agreement”), will have the meaning given such term in the Accuray Incorporated (the “Company”) 2026 Equity Incentive Plan (the “Plan”).

Participant Name: [Name]

Address: [Address]

The undersigned Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number: ______________________________

Date of Grant: ______________________________

Vesting Commencement Date: ______________________________

Total Number of Restricted Stock Units: ______________________________

Vesting Schedule:

Subject to Section 3 of Exhibit A and any acceleration provisions contained in the Plan, this Award Agreement or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent, Subsidiary or Affiliate of the Company, as applicable) governing the terms of this Award, the Restricted Stock Units will be scheduled to vest according to the following vesting schedule:

[Insert Vesting Schedule]/[Standard Vesting Schedule: One‑fourth (1/4th) of the Total Number of Restricted Stock Units (as set forth above) subject to this Award Agreement will be scheduled to vest on each of the one (1), two (2), three (3), and four (4) year anniversaries of the Vesting Commencement Date, in each case subject to Participant continuing to be a Service Provider through the applicable vesting date.]

4872-5495-9565.6

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled. Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. By accepting this Award, Participant hereby (i) agrees that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including for clarity the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document, (ii) accepts this Award Agreement subject to all of the terms and provisions thereof, (iii) accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Award Agreement, and (iv) agrees to notify the Company upon any change in Participant’s residence address indicated below and to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT ACCURAY INCORPORATED

____________________________________ ____________________________________

Signature Signature

____________________________________ ____________________________________

Print Name Print Name

____________________________________

Title

Residence Address:

____________________________________

____________________________________

EXHIBIT A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1.
Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Unit Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Restricted Stock Units, and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.
2.
Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.
Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent, Subsidiary, or Affiliate of the Company, as applicable, governing the terms of this Award, Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
4.
Payment after Vesting.
(a)
General Rule. Subject to Sections 4(c) and 7, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to Participant’s properly designated beneficiary or estate) in whole Shares no later than seventy-four (74) days following the vesting date applicable to such Restricted Stock Units (the “Settlement Deadline Date”). Except as may be required by the provisions of Section 4(c), no Restricted Stock Unit will be settled after the Settlement Deadline Date applicable to it. If any Restricted Stock Unit has not met all the requirements for settlement under this Award Agreement in a manner that would allow it to be settled by the applicable Settlement Deadline Date (or, if applicable, such other date required by Section 4(c)), such Restricted Stock Unit will be forfeited as of immediately following the applicable Settlement Deadline Date (or such other date required by Section 4(c), as applicable). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement. For clarity, there may be multiple Settlement Deadline Dates, each corresponding to a particular Restricted Stock Unit.
(b)
Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.
(c)
Section 409A. This Section 4(c) will apply to Participant to the extent Participant is a U.S. taxpayer.
(i)
The payment of Shares vesting pursuant to this Award Agreement (including any discretionary acceleration under Section 4(b)) shall in all cases be paid at a time and in a manner that is intended to be exempt from, or comply with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(ii)
Any Restricted Stock Units under this Award Agreement that are considered deferred compensation within the meaning of Section 409A (“Deferred Payments”) that otherwise are intended to be paid, pursuant to subsection (i), (ii) or (v) of Code Section 409A(a)(2)(A), upon the occurrence of a merger of the Company with or into another corporation or other entity, a Change in Control, or Participant’s disability or termination from employment or other service (whether pursuant to the vesting criteria set forth in the Notice of Grant, the Plan, or a written agreement authorized by the Administrator between Participant and the Company or any of its Parents or Subsidiaries, as applicable), will not be payable upon such event unless and until the circumstances giving rise to such merger, Change in Control, disability, or termination constitutes a change in control event, disability, or separation from service, as applicable, within the meaning of Section 409A (a “409A-Conforming Event”), and to the extent such payment will not be subject to the additional tax imposed under Section 409A. In the event that the immediately preceding sentence prevents the payment of any Deferred Payments, then such Deferred Payments will be paid at the time and in the form that would have applied absent such event that fails to constitute a 409A-Conforming Event. For clarity, this Section 4(c) does not affect the value or dollar amount payable, or prohibit the vesting of Deferred Payments, including without limitation in connection with a merger of the Company with or into another corporation or other entity, a Change in Control, Participant’s disability or termination, or pursuant to Section 4(b) above. If the Restricted Stock Units otherwise would be exempt from Section 409A pursuant to U.S. Treasury Regulation Section 1.409A‑1(b)(9), any such Restricted Stock Units that vest in connection with the termination of Participant’s employment (or other service, as applicable) will not be payable until Participant has a separation from service within the meaning of Section 409A. Except as otherwise provided in a written agreement between the Company and Participant authorized by the Administrator providing for payment in compliance with U.S. Treasury Regulation Section 1.409A‑3(b) (in which case, for clarity, such provisions shall govern), Restricted Stock Units that become payable by reason of the occurrence of a 409A‑Conforming Event will be settled no later than seventy‑four (74) days following the applicable 409A‑Conforming Event, subject to the following under this subsection (ii). Notwithstanding any provisions to the contrary in the Plan, this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if any Deferred Payments become payable upon a separation from service within the meaning of Section 409A, other than due to Participant’s death, and if (x) Participant is a “specified employee”

within the meaning of Section 409A at the time of such separation from service and (y) the payment of such Deferred Payments will result in the imposition of additional tax under Section 409A if paid to Participant within the six (6) month period following the separation from service, then the payment of such Deferred Payments will not be made until the date six (6) months and one (1) day following the date of Participant’s separation from service, unless Participant dies following such separation, in which case, the Deferred Payments will be paid to Participant’s estate as soon as practicable following Participant’s death. To the extent that Participant is not a “specified employee” but Participant’s separation from service occurs at a time during the year whereby the deadline date for any separation agreement and release of claims (or similar agreement or release) to become effective and irrevocable will occur in the year immediately following the year in which the separation from service occurs, then any Deferred Payments that otherwise would be payable prior to such deadline date will be paid without applying the delay set forth in the immediately preceding sentence, but will be paid in the year immediately following the year in which the separation from service occurs. Subject to compliance with the applicable requirements under Section 409A, the Administrator in its sole discretion will be permitted to make any accelerated payment of Deferred Payments pursuant to U.S. Treasury Regulation Section 1.409A‑3(j)(4).
(iii)
It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2). To the extent necessary to comply with Section 409A, references to termination of Participant’s status as a Service Provider, termination of employment, or similar phrases will be references to Participant’s “separation from service” within the meaning of Section 409A. In no event will the Company, any Service Recipient (as defined below) or any Parent, Subsidiary, or Affiliate of the Company have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless Participant (or any other person) for any taxes, penalties and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.
Forfeiture Upon Termination of Status as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company upon the date of such cessation and Participant will have no further rights to such Restricted Stock Units or the Shares thereunder.
6.
Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of such transferee’s status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.
Tax Obligations
(a)
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent, Subsidiary, or Affiliate of the Company to which Participant is providing services (together, the “Service Recipient(s)”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including Participant’s U.S. Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or the vesting or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, dividend equivalents, or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former Service Recipient(s), as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction.
(b)
Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) (or former Service Recipient(s)) will withhold the amount required to be withheld for the payment of Tax Obligations (the “Withholding Obligations”) which, to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, vesting, settlement or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by Applicable Laws, by one or a combination of the following: (i) paying cash, (ii) having the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s) (or former Service Recipient(s)), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise deliverable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect or the Company may require, if permitted by the Administrator and if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied. For purposes of clarity and without limitation, by accepting this Award, Participant expressly consents to such Sell to Cover as the method by which Withholding Obligations are satisfied and agrees and acknowledges that Participant may not satisfy them by any means other than such Sell to Cover, unless required to do so by the Administrator or pursuant to the Administrator’s express consent.
(c)
Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
(d)
Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Restricted Stock Units to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.

8.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
9.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
10.
Grant is Not Transferable. Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
11.
Nature of Grant. In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)
the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(b)
all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Administrator;
(c)
Participant is voluntarily participating in the Plan;

(d)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(e)
the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for any purpose, including without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)
the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(g)
for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary, or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Award of Restricted Stock Units (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law); and
(h)
unless otherwise provided in the Plan or by the Administrator in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.
12.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units. Participant is hereby advised to consult with Participant’s own personal tax, legal and financial advisers regarding Participant’s participation in the Plan before taking any action related to the Plan.
13.
Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717, , or at such other address as the Company may hereafter designate in writing.

14.
Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participants acknowledges and agrees that it is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.
15.
Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
16.
Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. If any such listing, registration, qualification, rule compliance, clearance, consent or approval has not been completed by the applicable Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable) with respect to a Restricted Stock Unit in a manner that would allow it to be settled by the applicable Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable), such Restricted Stock Unit shall be forfeited as of immediately following the Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable). Subject to the terms of this Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
17.
Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 17, the term “or” as used in this Award Agreement is not exclusive.
18.
Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan (including, without limitation, prospectuses required by the U.S. Securities and Exchange Commission) by electronic means or require Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by electronic means.
19.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
20.
Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.
21.
Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant shall be subject to any global terms and conditions set forth in an appendix (if any) to this Award Agreement as well as any terms and conditions for any country whose laws are applicable to Participant and the Award of Restricted Stock Units (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.
22.
Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including for clarity the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that Participant is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this Award Agreement may materially impair the rights of Participant unless mutually agreed between Participant and the Administrator, which agreement must be in writing signed by Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award of Restricted Stock Units.
23.
No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
24.
Governing Law; Severability. This Award Agreement and the Restricted Stock Units are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.
25.
Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award or the vesting or settlement of the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement, if Participant has not already done so.

* * *

APPENDIX A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM TO RESTRICTED STOCK UNIT AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum will be ascribed the same defined meanings as set forth in this Award Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in this Award Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock Units granted pursuant to the terms and conditions of the Plan and this Award Agreement to which this Country Addendum is attached to the extent Participant resides and/or works outside the United States. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock Units is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of August 2025. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Restricted Stock Units.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing or working, transfers residence or employment to another country after the grant of the Restricted Stock Units, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

I.
GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES
2.
Foreign Currency Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units, or of any amounts due to Participant under the Plan or as a result of vesting of Participant’s Restricted Stock Units or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her Restricted Stock Units and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
3.
Nature of Grant. The following provisions supplement Section 11 of this Award Agreement:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; and
(b)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives Participant’s ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
4.
Data Privacy. Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request information about sharing, processing, and storage of Data and may exercise their rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting Participant’s local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.

Furthermore, if Participant resides and/or works in a member country of the European Union and/or the European Economic Area, including the United Kingdom, the following provisions supplement this Section 3:

To the satisfaction and on the direction of the Administrator all operations of the Plan and the Restricted Stock Units (at the time of grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016. Participant has certain rights under data protection legislation as summarized below:

(a)
Right of Access. Participant has the right to obtain from the Company and the Service Recipient confirmation as to whether or not Data concerning Participant is being processed, and, where that is the case, to request access to the Data, as well as certain information on how the Company is processing such data.
(b)
Right to Rectification. Participant has the right to obtain from the Company or the Service Recipient the rectification of inaccurate Data concerning Participant. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.
(c)
Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her Data deleted, for example if Participant’s Data is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of Data and the Company or the Service Recipient does not have a legitimate interest which outweighs Participant’s interest, if the Data has been processed unlawfully, or if the Data must be deleted to comply with a legal obligation.
(d)
Right to Restriction of Processing. Participant may require that the Company or the Service Recipient restrict the processing of Participant’s Data in certain cases, for example where the Company no longer needs Participant’s Data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant interest.
(e)
Right to Data Portability. In some circumstances, Participant may be entitled to receive the Data concerning Participant which Participant provided to the Company or the Service Recipient in a structured, commonly used and machine-readable format and Participant has the right to transmit those Data to another controller.
(f)
Right to Object. Participant has the right to object to the processing of Participant’s Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company or the Service Recipient must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.

Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Participant’s Data, can be obtained by contacting Participant’s local human resources representative. If Participant wants to review, verify, correct or request erasure of Participant’s Data, object to the processing of Participant’s Data, or request that the Company or the Service Recipient transfer a copy of Participant’s Data to another party, please contact Participant’s local human resources representative.

The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses). The Company or the Service Recipient will separately provide Participant with information in a data privacy notice on the collection, processing and transfer of their Data, including the grounds for processing.

If Participant has any grievance, issue or problem in respect of the handling or processing of Participant’s Data in any way, Participant has the right to lodge a complaint to the competent data protection authority. The list of national data protection authorities for each country in the European Union and their contact details are available at: https://ec.europa.eu/justice/article-29/structure/data-protection-authorities/index_en.htm.

5.
Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Award Agreement. Furthermore, if Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

II.
COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO THE LAWS OF THE COUNTRIES INCLUDED BELOW

BELGIUM

Notifications

Foreign Asset/Account Reporting. Participant is required to report any securities (e.g., Shares acquired under the Plan) or bank accounts established outside of Belgium on his or her annual tax return. In a separate report, Belgium residents also are required to provide the National Bank of Belgium with the account details of any such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. Participant should consult a personal tax advisor with respect to the applicable reporting obligations.

CANADA

Terms and Conditions

Form of Settlement. Notwithstanding any discretion contained in the Plan or anything to the contrary in this Award Agreement, the Restricted Stock Units are payable only in Shares.

No Rights to Continued Service. The following provision supplements Section 11 of this Award Agreement:

For purposes of the Restricted Stock Units, in the event that Participant ceases to provide services to Participant’s Service Recipient (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant provides services or the terms of Participant’s employment or service agreement, if any), Participant’s right to vest in the Restricted Stock Units will terminate as of the date that is the earlier of: (1) the date Participant receives written notice of termination of service from Participant’s Service Recipient, or (2) the date Participant is no longer actively providing services to Participant’s Service Recipient, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); in the event the date Participant ceases to provide services cannot be reasonably determined under the terms of this Award Agreement or the Plan, the Administrator in its sole discretion will determine the date Participant is no longer actively providing services to Participant’s Service Recipient.

The following terms and conditions apply to Participants resident in Quebec:

Language Consent. The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente.

Notifications

Securities Laws. Participant is permitted to sell Shares acquired through the Plan using the designated broker appointed by the Company, provided the resale of Shares acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the Shares are listed (i.e., NASDAQ Stock Market).

Foreign Asset/Account Reporting. Specified foreign property, including Shares and Restricted Stock Units, held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of Participant’s specified foreign property exceeds CAD100,000 at any time during the year. Thus, Restricted Stock Units must be reported – generally at a nil cost - if the CAD100,000 cost threshold is exceeded because other specified foreign property is held by Participant. When shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares. The ACB would ordinarily equal the fair market value of the shares at the time of acquisition, but if Participant owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares.

FRANCE

Terms and Conditions

Tax Considerations. The Restricted Stock Units granted under this Award Agreement are intended to be French tax-qualified restricted stock units granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended. Refer to “Accuray Incorporated 2026 Equity Incentive Plan French Sub-Plan.”

Language Consent. By accepting this Award Agreement providing for the terms and conditions of Participant’s grant, Participant confirms having read and understood the documents relating to this grant (the Plan, including the French Sub-Plan, and this Award Agreement) which were provided in English language. Participant accepts the terms of those documents accordingly.

Consentement relatif à la langue utilisée. En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution, Participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et le Contrat d’Attribution) qui ont été communiqués en langue anglaise. Participant accepte les termes en connaissance de cause.

Notifications

Foreign Asset/Account Reporting. Participant must declare all foreign bank and brokerage accounts in which Participant holds cash or securities, including accounts that were opened and/or closed during the tax year, on an annual basis on form N° 3916, together with their income tax return. Participant should consult with a personal tax advisor to ensure compliance with applicable reporting obligations.

Exchange Controls. Participant must report the value of any cash or securities that he or she brings into France or sends out of France without the use of a financial institution to the French Customs and Excise Authorities when the value of such cash or securities reaches or exceeds the threshold amount (currently, €10,000).

GERMANY

Notifications

Exchange Controls. Cross-border payments in excess of €50,000 must be reported monthly to the German Federal Bank (Bundesbank). In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made by the seventh day of the month following the month in which the payment was received. The report must be filed electronically and the form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (), in both German and English. Participant is responsible for making this report.

GREECE

Notifications

Foreign Asset Reporting. If Participant acquires Shares under the Plan, Participant should report such foreign assets and income on his or her tax return.

HONG KONG

Terms and Conditions

Securities Laws. Warning: The contents of this Award Agreement, including this Country Addendum, have not been reviewed by any regulatory authority in Hong Kong. Participant should exercise caution in relation to the offer. If Participant is in any doubt about any of the contents of this Award Agreement, including this Country Addendum, or the Plan, Participant should obtain independent professional advice. The Restricted Stock Units and Shares issued upon settlement of the Restricted Stock Units do not constitute a public offering of securities under Hong Kong law and are available only to eligible individuals employed or engaged by the Company and/or its Parent or its Subsidiaries. This Award Agreement, including this Country Addendum, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The Restricted Stock Units are intended only for the personal use of each eligible Employee or Consultant and may not be distributed to any other person.

Form of Settlement. Notwithstanding any discretion contained in the Plan or anything to the contrary in this Award Agreement, the Restricted Stock Units are payable only in Shares.

Sale of Shares. This provision supplements Section 3 of this Award Agreement:

Shares received at vesting are accepted as a personal investment. In the event Participant’s Restricted Stock Units vest and Shares are issued to Participant within six months of the Date of Grant, Participant agrees that he or she will not offer to the public or otherwise dispose of any Shares acquired prior to the six-month anniversary of the Date of Grant.

Notifications

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

ITALY

Terms and Conditions

Acknowledgment of Nature of Award. As a condition to receipt of the Restricted Stock Units, Participant acknowledges having received and reviewed the Plan and this Award Agreement, including this Country Addendum, in their entirety and fully understands and accepts all provisions of the Plan and this Award Agreement, including this Country Addendum.

Participant further acknowledges having read and specifically approves the following Sections of this Award Agreement: Section 3 (“Vesting Schedule”), Section 4 (“Payment after Vesting”), Section 5 (“Forfeiture Upon Termination as a Service Provider”), Section 7 (“Tax Obligations”), Section 18 (“Electronic Delivery and Acceptance”), Section 24 (“Governing Law; Severability”) and the “Data Privacy,” “Nature of Grant,” and “Language” provisions set forth above in this Country Addendum.

Notifications

Exchange Controls. Participant is required to report in his or her annual tax return any investments (including Shares acquired under the Plan) held outside of Italy, if the investment may give rise to income in Italy. Bank accounts held abroad exceeding in the year the value of €15,000 or the euro equivalent (e.g., bank accounts where proceeds from the sale of Shares acquired under the Plan are deposited) also shall be reported. Participant is exempt from the formalities if the investments are made through an authorized broker resident in Italy.

JAPAN

Notifications

Foreign Asset/Account Reporting Information. Japanese residents are required to report details of any assets held outside Japan as of December 31, including Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. Participant is responsible for complying with this reporting obligation if applicable and Participant should consult his or her personal tax advisor in this regard.

Exchange Control Information. If Participant acquires Shares with a value in excess of ¥100 million in a single transaction, Participant must file an ex post facto “Report Concerning Acquisition of Shares” with the Japanese Ministry of Finance through the Bank of Japan within 20 days of acquiring the shares of Stock. This form may be acquired at the Bank of Japan. Participant should verify the limits and reporting requirements as these rules can change. In addition, if the value of the Shares acquired exceeds ¥30 million a “Payment Report” must be filed with the Ministry of Finance through the Bank of Japan.

NETHERLANDS

Notifications

Dutch Prohibition Against Insider Trading. By accepting the Restricted Stock Units, Participant understands that it is Participant’s responsibility to be aware of the Dutch insider trading rules. In particular, Participant understands that the Dutch securities laws that prohibit insider trading are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information Participant is advised to review the insider rules provided at the following website of the Authority for the Financial Markets; https://www.afm.nl/nl-nl/consumenten. Participant understands and agrees that neither the Company nor the Service Recipient can be held liable if Participant violates the Dutch insider trading rules. Participant understands and agrees that Participant is responsible for ensuring his or her own compliance with these rules.

SWITZERLAND

Notifications

Securities Laws. Neither this Award Agreement (which includes this Country Addendum) nor any other materials relating to the offer constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than a Service Provider of the Company, the Parent, any Subsidiary or Affiliate or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority.

THAILAND

Notifications

Exchange Controls. When Participant sells Shares received upon Restricted Stock Unit vesting, Participant must deposit the foreign currency in a foreign currency account and then repatriate such proceeds to Thailand within 360 days and convert such proceeds to Thai Baht. If the amount of the proceeds is US$200,000 (or its equivalent) or more, Participant must specifically report the inward remittance to a commercial bank being an authorized agent or other authorized agent of the Bank of Thailand on a foreign exchange transaction form to declare the purpose of such inward remittance. Failing to comply with these obligations, Participant may be subject to penalties assessed by the Bank of Thailand.

UNITED ARAB EMIRATES

Notifications

Securities Laws. Participation in the Plan is being offered only to Employees and Consultants of the Company and its Subsidiaries, and is in the nature of providing equity incentives to those providing services in the United Arab Emirates. The Plan and this Award Agreement are intended for distribution only to such Participants and must not be delivered to, or relied on by, any other person. Participant should conduct Participant’s own due diligence on the securities. If Participant does not understand the contents of the Plan or this Award Agreement, Participant should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan, and neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or this Award Agreement, nor taken any steps to verify the information set out therein and has any responsibility for such documents.

UNITED KINGDOM

Terms and Conditions

Securities Laws. The Shares are offered pursuant to Article 1(4) of the United Kingdom Prospectus Regulation.

Tax Obligations. The following provisions supplement Section 7 of this Award Agreement:

Without limitation to Section 7 of this Award Agreement, Participant agrees that he or she is liable for all Tax Obligations in connection with the Restricted Stock Units and hereby covenants to pay all such Tax Obligations, as and when requested by the Company, the Service Recipient or by His Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also hereby agrees to indemnify and keep indemnified the Company or the Service Recipient against any Tax Obligations that they are required to pay or withhold or have paid or will pay on Participant’s behalf to HMRC (or any other tax authority or any other relevant authority).

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant acknowledges that he or she may not be able to indemnify the Company and/or the Service Recipient for the amount of any uncollected income taxes, as it may be considered to be a loan and, therefore, it may constitute an additional benefit to Participant on which additional income tax and national insurance contributions (“NICs”) (including the Employer’s Liability, as defined below) will be payable. Participant will be responsible for reporting and paying any income tax and NICs (including the Employer’s Liability, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or, if different, Participant’s employer, as applicable, for the value of any NICs due on this additional benefit, which the Company or, if different, Participant’s employer may collect from Participant by any of the means set forth in Section 7 of this Award Agreement.

Joint Election. If Participant is a resident of the United Kingdom between the Date of Grant and the vesting date, as a condition of Participant’s participation in the Plan and the vesting of the Restricted Stock Units, Participant agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or Participant’s employer in connection with the Restricted Stock Units and any event giving rise to Tax Obligations (the “Employer’s Liability”). Without prejudice to the foregoing, Participant agrees to enter into a joint election with the Company, the form of such Joint Election being formally approved by HMRC (the “Joint Election”), attached hereto as Exhibit B, and any other required consent or elections. Participant further agrees to enter into such other joint elections as may be required between Participant and any successor to the Company and/or the Service

Recipient. Participant further agrees that the Company and/or Participant’s Service Recipient may collect the Employer’s Liability from Participant by any of the means set forth in Section 7 of this Award Agreement.

If Participant does not enter into the Joint Election prior to the vesting of the Restricted Stock Units, Participant will forfeit the Restricted Stock Units and any Shares that have been issued will be returned to the Company at no cost to the Company, without any liability to the Company and/or Participant’s employer.

EXHIBIT B

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

FORM OF ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY CLASS 1 NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE

1.
Parties

This Election is between:

(A) [Insert name of Employee] (the “Employee”), whose National Insurance number is [Insert National Insurance number], who is eligible to receive restricted stock units (“Restricted Stock Units”) granted by Accuray Incorporated of 1240 Deming Way, Madison, WI 53717 U.S.A., pursuant to the terms and conditions of the Accuray Incorporated 2026 Equity Incentive Plan (the “Plan”), and

(B) Accuray Incorporates (the “Company”) whose offices are 1240 Deming Way, Madison, WI 53717 U.S.A., who may grant Restricted Stock Units under the Plan and is entering into this Election on behalf of the Employer.

2. Purpose of Election

2.1 This Election relates to the Employer’s secondary Class 1 National Insurance contributions (the “Employer’s Liability”) which may arise on the occurrence of a “Taxable Event” pursuant to section 4(4)(a) and/or paragraph 3B(1A), Schedule 1 of the Social Security Contributions and Benefits Act 1992 (“SSCBA”), including:

(i) the acquisition of securities pursuant to the Restricted Stock Units, (pursuant to section 477(3)(a) Income Tax (Earnings & Pension) Act 2003 (“ITEPA”)); and/or

(ii) the assignment or release of the Restricted Stock Units in return for consideration (pursuant to section 477(3)(b) ITEPA); and/or

(iii) the receipt of a benefit in connection with the Restricted Stock Units (pursuant to section 477(3)(c) ITEPA);

(iv) post-acquisition charges relating to the Restricted Stock Units (pursuant to section 426 of ITEPA); and/or

(v) post-acquisition charges related to the Restricted Stock Units (pursuant to section 438 of ITEPA).

2.2 This Election applies to all Restricted Stock Units granted to the Employee under the Plan, on or after [insert date] up to the termination date of the Plan.

2.3 This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

2.4 This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5 This Election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA 2003 (employment income: securities with artificially depressed market value).

3.
The Election

The Employee, and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Taxable Event is hereby transferred to the Employee. The Employee understands that by entering into this Election, he or she will become personally liable for the Employer’s Liability covered by this Election.

4.
Payment of the Employer’s Liability

4.1 The Employee, and the Company acknowledge that the Employer is under a duty to remit the Employer’s Liability to His Majesty’s Revenue & Customs (“HMRC”) on behalf of the Employee within 14 days after the end of the UK tax month during with the Taxable Event occurs, or such other period of time, as prescribed. The Employee agrees to pay to the Company and/or the Employer the Employer’s Liability on demand at any time on or after the Taxable Event and hereby authorizes the Company and/or the Employer to account for the Employer’s Liability to HMRC.

4.2 Without limitation to Clause 4.1 above, the Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time on or after the Taxable Event:

(i) directly from the Employee by payment in cash or cleared funds; and/or

(ii) by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(iii) by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Restricted Stock Units; and/or

(iv) through any other method set forth in the Restricted Stock Unit Agreement entered into between the Employee and the Company.

4.3 The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee until full payment of the Employer’s Liability is received.

5. Duration of Election

5.1 The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2 This Election will continue in effect until the earliest of the following:

(i) such time as both the Employee and the Company agree in writing that it should cease to have effect;

(ii) on the date the Company serves written notice on the Employee terminating its effect;

(iii) on the date HMRC withdraws approval of this Form of Election; or

(iv) on the date the Election ceases to have effect in accordance with its terms in respect of any outstanding Restricted Stock Units granted under the Plan.

Acceptance by the Employee

The Employee acknowledges that by signing this Election [or clicking on the “ACCEPT” box where indicated,] the Employee agrees to be bound by the terms of this Election as stated above from the date of doing so.

Signature ______________________________

Date ______________________________

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election as stated above.

Signature for and on behalf of the Company / Employer ____________________________

Position ____________________________

SCHEDULE TO FORM OF ELECTION – EMPLOYING COMPANY

The employing company to which this Election relates is:

Business Office:
Company Registration Number:
Corporation Tax District:
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ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

FRENCH-QUALIFIED RESTRICTED STOCK UNITS AGREEMENT

NOTICE OF FRENCH-QUALIFIED RESTRICTED STOCK UNIT GRANT

The French Participant must notify the Company or the French Entity by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award of Restricted Stock Units. Otherwise, the French Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this French-qualified Restricted Stock Unit Agreement, which includes the Notice of French-qualified Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of French-qualified Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (this “French Award Agreement”), will have the meaning given to such term in the Accuray Incorporated (the “Company”) 2026 Equity Incentive Plan (the “U.S. Plan”) and the French Sub‑Plan to the U.S. Plan for the grant of French-qualified Restricted Stock Units to French Participants (the “French RSU Sub-Plan” and, together with the U.S. Plan, the “Plan”).

French Participant Name: [Name]

Address: [Address]

The undersigned French Participant has been granted the right to receive an Award of Restricted Stock Units which qualify for the favorable tax and social security treatment in France, applicable to restricted stock units granted for no consideration under Articles L.225-197-1 to L.225-197-5 and L.22-10-59 and L.22-10-60 of the French Commercial Code (hereinafter the “FCC”), under Article 80 quaterdecies of the French Tax Code and under Article L.242-1 of the French Social Security Code (the “French-qualified RSUs”), subject to the terms and conditions of the Plan and this French Award Agreement, as follows:

Grant Number: ______________________________

Date of Grant: ______________________________

Vesting Commencement Date: ______________________________

Total Number of French-qualified RSUs: ______________________________

Vesting Schedule:

Subject to Section 3 of Exhibit A and any acceleration provisions contained in the Plan, this French Award Agreement or any other written agreement authorized by the Administrator between the French Participant and the Company (or any Parent, Subsidiary or Affiliate of the

Company, as applicable) governing the terms of this Award, the French-qualified RSUs will be scheduled to vest according to the following vesting schedule:

[Insert Vesting Schedule]/[Standard Vesting Schedule: One‑fourth (1/4th) of the Total Number of French-qualified RSUs (as set forth above) subject to this French Award Agreement will be scheduled to vest on each of the one (1), two (2), three (3), and four (4) year anniversaries of the Vesting Commencement Date, in each case subject to the French Participant continuing to be an Employee, Officer or Director through the applicable vesting date.]

If the French Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this French Award Agreement, then the French Participant must reject the Award by notifying the Company at Accuray Incorporated (Stock Administration, 1240 Deming Way, Madison, WI 53717) or the French Entity Accuray Europe (5 Place de la Pyramide – 92800 Puteaux, France) no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled. The French Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute the French Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this French Award Agreement.

The French Participant has reviewed the Plan and this French Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this French Award Agreement and fully understands all provisions of the Plan and this French Award Agreement. By accepting this Award, the French Participant hereby (i) agrees that this Award of French-qualified RSUs is granted under and governed by the terms and conditions of the Plan and this French Award Agreement, including for clarity the Terms and Conditions of French-qualified Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document, (ii) accepts this French Award Agreement subject to all of the terms and provisions thereof, (iii) accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this French Award Agreement, and (iv) agrees to notify the Company or its French Entity upon any change in his/her residence address indicated below and to provide a valid email address if the French Participant no longer has a Company email address.

FRENCH PARTICIPANT ACCURAY INCORPORATED

____________________________________ ____________________________________

Signature Signature

____________________________________ ____________________________________

Print Name Print Name

____________________________________

Title

Residence Address:

____________________________________

____________________________________

EXHIBIT A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

FRENCH-QUALIFIED RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS OF FRENCH-QUALIFIED RESTRICTED STOCK UNIT GRANT

1.
Grant of French-qualified RSUs. The Company hereby grants to the Participant in France (the “French Participant”) named in the Notice of French-qualified Restricted Stock Unit Grant of this French Award Agreement (the “Notice of Grant”) under the Plan an Award of French-qualified Restricted Stock Units (the “French‑qualified RSUs”), and subject to the terms and conditions of this French Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the U.S. Plan, the French RSU Sub-Plan and this French Award Agreement, the terms and conditions of the French RSU Sub-Plan will prevail.

The Company has adopted the French Sub-Plan for the purpose of granting French-qualified RSUs that qualify for the special income tax and/or social security regime in France, as set forth in the French Sub-Plan. Certain events may affect the status of the French-qualified RSUS as French‑qualified restricted stock units and this Award may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of these French-qualified RSUs.

2.
Company’s Obligation to Pay. Each French-qualified RSU represents the right to receive a Share on the date it vests. Unless and until the French-qualified RSUs will have vested in the manner set forth in the related French-qualified RSU Notice of Grant or in Section 3 or 4 below, the French Participant will have no right to payment of any such French-qualified RSUs other than in Shares. Prior to actual payment of any vested French-qualified RSUs, such French-qualified RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.
Vesting Schedule. Except as provided in Section 4, and subject to Section 6, the French-qualified RSUs awarded by this French Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant (each date of such vesting, a “Vesting Date”); provided, however, that (i) if a Vesting Date would fall on a day upon a Trading Day, then such Vesting Date instead shall be delayed until the next Trading Day, and (ii) if a Vesting Date would fall on December 31, then such Vesting Date instead shall be delayed until the next Trading Day such that the Vesting Date, any sale to cover taxes, and applicable tax reporting all occur in the same calendar year. Unless specifically provided otherwise in this French Award Agreement or other written agreement authorized by the Administrator between the French Participant and the Company or any Parent, Subsidiary, or Affiliate of the Company, as applicable, governing the terms of this Award, French-qualified RSUs scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this French Award Agreement, unless the

French Participant will have been continuously an Employee from the Date of Grant until the date such vesting occurs.

In no event (except in the case of the French Participant’s death or Disability) shall any French-qualified RSUs vest or underlying Shares be issued or delivered prior to the first anniversary of the date of grant, or such other date as may be required to comply with the minimum vesting period under Section L. 225-197-1 of the FCC, as amended, or in the French Tax Code or French Social Security Code, as amended.

No fractional Shares shall be issued under this Agreement.

4.
Payment after Vesting.
(a)
General Rule. Subject to Sections 4(c) and 8, any French-qualified RSUs that vest will be paid to the French Participant (or in the event of the French Participant’s death, to the French Participant’s properly designated beneficiary or estate) in whole Shares no later than seventy-four (74) days following the vesting date applicable to such French-qualified RSUs (the “Settlement Deadline Date”). Except as may be required by the provisions of Section 4(c), no French-qualified RSU will be settled after the Settlement Deadline Date applicable to it. If any French-qualified RSU has not met all the requirements for settlement under this French Award Agreement in a manner that would allow it to be settled by the applicable Settlement Deadline Date (or, if applicable, such other date required by Section 4(c)), such French-qualified RSU will be forfeited as of immediately following the applicable Settlement Deadline Date (or such other date required by Section 4(c), as applicable). In no event will a French Participant be permitted, directly or indirectly, to specify the taxable year of payment of any French-qualified RSUs payable under this French Award Agreement. For clarity, there may be multiple Settlement Deadline Dates, each corresponding to a particular French-qualified RSU.
(b)
Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested French-qualified RSUs at any time, subject to the terms of the Plan. If so accelerated, such French-qualified RSUs will be considered as having vested as of the date specified by the Administrator.
(c)
Section 409A. This Section 4(c) will apply to a French Participant to the extent such French Participant is also a U.S. taxpayer.
(i)
The payment of Shares vesting pursuant to this French Award Agreement (including any discretionary acceleration under Section 4(b)) shall in all cases be paid at a time and in a manner that is intended to be exempt from, or comply with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this French Award Agreement only by direct and specific reference to such sentence.
(ii)
Any French-qualified RSUs under this French Award Agreement that are considered deferred compensation within the meaning of Section 409A (“Deferred Payments”) that otherwise are intended to be paid, pursuant to subsection (i), (ii) or (v) of Code Section 409A(a)(2)(A), upon the occurrence of a merger of the Company with or into another corporation or other entity, a Change in Control, or the French Participant’s Disability or termination from employment or other service (whether pursuant to the vesting criteria set forth in the Notice of Grant, the Plan, or a written agreement authorized by the Administrator between the French Participant and the Company or any of its Parents or Subsidiaries, as applicable), will not be payable upon such event unless and until the circumstances giving rise to such merger, Change in Control, Disability, or termination constitutes a change in control event, Disability, or separation from service, as applicable, within the meaning of Section 409A (a “409A-Conforming Event”), and to the extent such payment will not be subject to the additional tax imposed under Section 409A. In the event that the immediately preceding sentence prevents the payment of any Deferred Payments, then such Deferred Payments will be paid at the time and in the form that would have applied absent such event that fails to constitute a 409A-Conforming Event. For clarity, this Section 4(c) does not affect the value or dollar amount payable, or prohibit the vesting of Deferred Payments, including without limitation in connection with a merger of the Company with or into another corporation or other entity, a Change in Control, the French Participant’s Disability or termination, or pursuant to Section 4(b) above. If the French-qualified RSUs otherwise would be exempt from Section 409A pursuant to Treasury Regulation Section 1.409A‑1(b)(9), any such French-qualified RSUs that vest in connection with the termination of the French Participant’s employment (or other service, as applicable) will not be payable until the French Participant has a separation from service within the meaning of Section 409A. French-qualified RSUs that become payable by reason of the occurrence of a 409A‑Conforming Event will be settled no later than seventy‑four (74) days following the applicable 409A‑Conforming Event, subject to the following under this subsection (ii). Notwithstanding any provisions to the contrary in the Plan, this French Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if any Deferred Payments become payable upon a separation from service within the meaning of Section 409A, other than due to the French Participant’s death, and if (x) the French Participant is a “specified employee” within the meaning of Section 409A at the time of such separation from service and (y) the payment of such Deferred Payments will result in the imposition of additional tax under Section 409A if paid to the French Participant within the six (6) month period following the separation from service, then the payment of such Deferred Payments will not be made until the date six (6) months and one (1) day following the date of the French Participant’s separation from service, unless the French Participant dies following such separation, in which case, the Deferred Payments will be paid to the French Participant’s estate as soon as practicable following the French Participant’s death. To the extent that the French Participant is not a “specified employee” but the French Participant’s separation from service occurs at a time during the year whereby the deadline date for any separation agreement and release of claims (or similar agreement or release) to become effective and irrevocable will occur in the year immediately following the year in which the separation from service occurs, then any Deferred Payments that otherwise would be payable prior to such deadline date will be paid without applying the delay set forth in the immediately preceding sentence, but will be paid in the year immediately following the year in which the separation from service occurs. Subject to compliance with the applicable requirements under Section 409A, the Administrator in its sole discretion will be permitted to make any accelerated payment of Deferred Payments pursuant to Treasury Regulation Section 1.409A‑3(j)(4).
(iii)
It is the intent of this French Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the French-qualified RSUs provided under this French Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or so comply. Each payment payable under this French Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). To the extent necessary to comply with Section 409A, references to termination of a French Participant’s status as an Employee, termination of employment, or similar phrases will be references to the French Participant’s “separation from service” within the meaning of Section 409A. In no event will the Company, any Service Recipient (as defined below) or any Parent, Subsidiary, or Affiliate of the Company have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a French Participant (or any other person) for any taxes, penalties and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.
Restrictions on Shares
(a)
Sale of Securities. The Shares issued as payment for vested French-qualified RSUs under this French Award Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, the French Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.

(b)
Minimum Mandatory Holding Period. The French Participant will not be permitted to sell or transfer any Shares issued upon vesting until the second anniversary of the Date of Grant, or such other period as is required to comply with the minimum mandatory holding period applicable to shares underlying French-qualified restricted stock units under Section L. 225-197-1 of the FCC, as amended, or by the French Tax Code or the French Social Security Code, as amended, to benefit from the special tax and social security regime in France.

(c)
Closed Periods. The Shares issued upon vesting of the French-qualified RSUs may not be sold during certain Closed Periods to the extent applicable to French-qualified RSUs granted by the Company, as set forth by Section L.22-10-59 of the French Commercial Code as amended from time to time, currently as follows:

(i)
thirty calendar days before the announcement of an interim financial report or a year-end report which the Company is obliged to make public; and

(ii)
any period during which the Chief Executive Officer (directeur général), any deputy chief executive officer (directeur général délégué), or any member of the Board of Directors (conseil d’administration), the supervisory board (conseil de surveillance) or the executive board (directoire) of the Company, or any employee possesses knowledge of inside information which has not been disclosed to the public.

(d)
Effect of Termination of Employment. The restrictions described in subsections (b) and (c) of this Section 5 shall continue to apply even if the French Participant is no longer an Employee of the Company any Parent, Subsidiary, or Affiliate of the Company.

Holding Requirement for Managing Directors. If the French Participant qualifies as a managing corporate officer of the Company, as defined in Section 3 of the French Sub-plan and receives French-qualified RSUs in that capacity, the French Participant may not sell at least 20% of the Shares acquired upon vesting of the French-qualified RSUs until the French Participant ceases to perform his/her managing corporate officer’s duties.

6.
Forfeiture Upon Termination of Status as an Employee. Unless specifically provided otherwise in this French Award Agreement or other written agreement authorized by the Administrator between the French Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if the French Participant ceases to be an Employee for any reason, the then-unvested French-qualified RSUs awarded by this French Award Agreement will thereupon be forfeited at no cost to the Company upon the date of such cessation and the French Participant will have no further rights to such French-qualified RSUs or the Shares thereunder.
7.
Death or Disability of the French Participant. Any distribution or delivery to be made to a French Participant under this French Award Agreement, if the French Participant is then deceased, will be made to the French Participant’s designated beneficiary, or if no beneficiary survives the French Participant, the administrator or executor of the French Participant’s estate, or to the French Participant directly in case of Disability. Any such transferee must furnish the Company with (a) written notice of such transferee’s status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.
Tax Obligations
(a)
Responsibility for Taxes. The French Participant acknowledges that, regardless of any action taken by the Company or, if different, the French Participant’s employer or any Parent, Subsidiary, or Affiliate of the Company to which the French Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the French-qualified RSUs, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including any Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to the French Participant’s participation in the Plan and legally applicable to a French Participant, (ii) the French Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the French-qualified RSUs or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which the French Participant has, or has agreed to bear, with respect to the French-qualified RSUs (or the vesting or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain the French Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). The French Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the French-qualified RSUs, including, but not limited to, the grant, vesting or settlement of the French-qualified RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, dividend equivalents, or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the French-qualified RSUs to reduce or eliminate the French Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if the French Participant is subject to Tax Obligations in more than one jurisdiction, or changes his or her jurisdiction of primary residence or service between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the French Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction.
(b)
Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) will withhold the amount required to be withheld for the payment of Tax Obligations (the “Withholding Obligations”) which, to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, vesting, settlement or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require the French Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by Applicable Laws, by one or a combination of the following: (i) paying cash, (ii) having the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as the French Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from the French Participant’s wages or other cash compensation paid to the French Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that the French Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise deliverable to the French Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as the French Participant may elect or the Company may require, if permitted by the Administrator and if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, the French Participant is deemed to have been issued the full number of Shares subject to the vested French-qualified RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to the French Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, the French Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to the French Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied. For purposes of clarity and without limitation, by accepting this Award, the French Participant expressly consents to such

Sell to Cover as the method by which Withholding Obligations are satisfied and agrees and acknowledges that the French Participant may not satisfy them by any means other than such Sell to Cover, unless required to do so by the Administrator or pursuant to the Administrator’s express consent.
(c)
Tax Consequences. The French Participant has reviewed with his/her own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this French Award Agreement. With respect to such matters, the French Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. The French Participant understands that he/she (and not the Company) shall be responsible for his/her own tax liability that may arise as a result of this investment or the transactions contemplated by this French Award Agreement.
(d)
Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue the French Participant any Shares unless and until arrangements satisfactory to the Administrator have been made for the payment of the French Participant’s Withholding Obligations. If the French Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable French-qualified RSUs otherwise are scheduled to vest pursuant to Sections 3 or 4 or the French Participant’s Withholding Obligations otherwise become due, the French Participant permanently will forfeit such French-qualified RSUs to which the French Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such French-qualified RSUs will be returned to the Company at no cost to the Company. The French Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.
9.
Rights as Stockholder. Neither the French Participant nor any person claiming under or through the French Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the French Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the French Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
10.
No Guarantee of Continued Service. THE FRENCH PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE FRENCH-QUALIFIED RSUS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS FRENCH-QUALIFIED RSUS AWARD OR ACQUIRING SHARES HEREUNDER. THE FRENCH PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS FRENCH AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE FRENCH

PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE THE FRENCH PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
11.
Grant is Not Transferable. Except to the limited extent provided in Section 7, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
12.
Nature of Grant. In accepting this Award of French-qualified RSUs, the French Participant acknowledges, understands and agrees that:
(a)
the grant of the French-qualified RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of French-qualified RSUs, or benefits in lieu of French-qualified RSUs, even if French-qualified RSUs have been granted in the past;
(b)
all decisions with respect to future French-qualified RSUs or other grants, if any, will be at the sole discretion of the Administrator;
(c)
the French Participant is voluntarily participating in the Plan;
(d)
the French-qualified RSUs and the Shares subject to the French-qualified RSUs are not intended to replace any pension rights or compensation;
(e)
the French-qualified RSUs and the Shares subject to the French-qualified RSUs, and the income and value of same, are not part of normal or expected compensation for any purpose, including without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)
the future value of the Shares underlying the French-qualified RSUs is unknown, indeterminable, and cannot be predicted with certainty;
(g)
for purposes of the French-qualified RSUs, the French Participant’s status as an Employee will be considered terminated as of the date the French Participant is no longer actively providing services to the Company or any Parent, Subsidiary, or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the French Participant is an Employee or the terms of the French Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this French Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, the French Participant’s right to vest in the French-qualified RSUs under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g. the French Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the French Participant is an Employee or the terms of the French Participant’s employment or service agreement, if any, unless the French Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when the French Participant is no longer actively providing services for purposes of this Award of French-qualified RSUs (including whether the French Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(h)
unless otherwise provided in the Plan or by the Administrator in its discretion, the French-qualified RSUs and the benefits evidenced by this French Award Agreement do not create any entitlement to have the French-qualified RSUs or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;
(i)
The French Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between the French Participant’s local currency and the United States Dollar that may affect the value of the French-qualified RSUs or of any amounts due to the French Participant pursuant to the settlement of the French-qualified RSUs or the subsequent sale of any Shares acquired upon settlement; and
(j)
no claim or entitlement to compensation or damages shall arise from forfeiture of the French-qualified RSUs resulting from the termination of the French Participant’s status as an Employee (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the French Participant is an Employee or the terms of the French Participant’s employment), and in consideration of the grant of the French-qualified RSUs to which the French Participant is otherwise not entitled, the French Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his/her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the French Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
13.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the French Participant’s participation in the Plan, or the French Participant’s acquisition or sale of the Shares underlying the French-qualified RSUs. The French Participant is hereby advised to consult with the French Participant’s own personal tax, legal and financial advisers regarding the French Participant’s participation in the Plan before taking any action related to the Plan.
14.
Address for Notices. Any notice to be given to the Company under the terms of this French Award Agreement will be addressed to the Company at Accuray Incorporated, [1240 Deming Way, Madison, WI 53717], Attn: Stock Administration, or at the French Entity Accuray Europe (5 Place de la Pyramide – 92800 Puteaux, France), or at such other address as the Company may hereafter designate in writing.
15.
Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this French Award Agreement, the French Participant is hereby notified that the French Participant may be subject to insider trading restrictions or market abuse laws, which may affect the French Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as the French Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The French Participants acknowledges and agrees that it is the French Participant’s responsibility to comply with any applicable restrictions and the French Participant is advised to speak to personal advisor on this matter.
16.
Successors and Assigns. The Company may assign any of its rights under this French Award Agreement to single or multiple assignees, and this French Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this French Award Agreement shall be binding upon the French Participant and his/her heirs, executors, administrators, successors and assigns. The rights and obligations of the French Participant under this French Award Agreement may be assigned only with the prior written consent of the Company.
17.
Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the French Participant (or the French Participant’s estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. If any such listing, registration, qualification, rule compliance, clearance, consent or approval has not been completed by the applicable Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable) with respect to a French-qualified RSU in a manner that would allow it to be settled by the applicable Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable), such French-qualified RSU shall be forfeited as of immediately following the Settlement Deadline Date (or, if later, the settlement date required under Section 4(c)(ii), as applicable). Subject to the terms of the Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the French-qualified RSUs as the Administrator may establish from time to time for reasons of administrative convenience.
18.
Interpretation. The Administrator will have the power to interpret the Plan and this French Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any French-qualified RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon the French Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this French Award Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 18, the term “or” as used in this French Award Agreement is not exclusive.
19.
Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the French-qualified RSUs awarded under the Plan or future French-qualified RSUs that may be awarded under the Plan (including, without limitation, prospectuses required by the Securities and Exchange Commission) by electronic means or require the French Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). The French Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. The French Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify the French Participant by electronic means.
20.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this French Award Agreement.
21.
Amendment, Suspension or Termination of the Plan. By accepting this Award, the French Participant expressly warrants that he/she has received an Award of French-qualified RSUs under the Plan, and has received, read and understood a description of the Plan. The French Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.
22.
Country Addendum. Notwithstanding any provisions in this French Award Agreement, the French-qualified RSUs grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this French Award Agreement for any country whose laws are applicable to the French Participant and this Award of French-qualified RSUs (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if the French Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to the French Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this French Award Agreement.
23.
Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this French Award Agreement (including for clarity the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the French Participant with respect to the subject matter hereof. The French Participant expressly warrants that he/she is not accepting this French Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this French Award Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this French Award Agreement may materially impair the rights of the French Participant unless mutually agreed between the French Participant and the Administrator, which agreement must be in writing signed by the French Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this French Award Agreement, the Company reserves the right to revise this French Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the French Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of French-qualified RSUs.
24.
No Waiver. Either party’s failure to enforce any provision or provisions of this French Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this French Award Agreement. The rights granted to both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
25.
Foreign Currency Exchange Considerations. The French Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between the French Participant’s local currency and the U.S. dollar that may affect the value of the French-qualified RSUs, or of any amounts due to the French Participant under the Plan or as a result of vesting of the French Participant’s French-qualified RSUs or the subsequent sale of any Shares acquired under the Plan. The French Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. The French Participant acknowledges and agrees that he/she may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. The French Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her French-qualified RSUs and the French Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
26.
Governing Law; Severability. This French Award Agreement and the French-qualified RSUs are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this French Award Agreement shall continue in full force and effect.
27.
Binding Terms. The terms, conditions, obligations, and requirements of this French Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this French Award Agreement by the French Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award or the vesting or settlement of the Award, upon the Company’s request at any time, the Company may require the French Participant to manually or electronically sign this French Award Agreement, if the French Participant has not already done so.
28.
Data Privacy. (a) The French Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the French Participant’s personal data as described in this French Award Agreement and any other Award materials by and among, as applicable, the Service Recipient, the Company and its Parent or other Subsidiaries for the exclusive purpose of implementing, administering and managing the French Participant’s participation in the Plan.

(b) The French Participant understands that the Company and the Service Recipient may hold certain personal information about the French Participant, including, but not limited to, the French Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all French-qualified RSUs or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in the French Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

(c) The French Participant understands that Data will be transferred the stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The French Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g. the United States) may have different data privacy laws and protections than France. The French Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The French Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. The French Participant understands that Data will be held only as long as is necessary to implement, administer and manage the French Participant’s participation in the Plan. The French Participant understands that he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the French Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the French Participant does not consent, or if the French Participant later seeks to revoke his or her consent, his or her employment status or service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing the French Participant’s consent is that the Company would not be able to grant the French Participant French-qualified RSUs or other equity awards or administer or maintain such awards. Therefore, the French Participant understands that refusing or withdrawing his or her consent may affect the French Participant’s ability to participate in the Plan. For more information on the consequences of the French Participant’s refusal to consent or withdrawal of consent, the French Participant understands that he or she may contact his or her local human resources representative.

(d) To the satisfaction and on the direction of the Board, all operations of the Plan and this Award (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Company, any parent or subsidiary and the Service Recipient, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016.

(e) The French Participant has certain rights under data protection legislation as summarized below:

(i) Right of Access. The French Participant has the right to obtain from the Company confirmation as to whether or not Data concerning the French Participant is being processed, and, where that is the case, to request access to the Data, as well as certain information on how the Company is processing such data.

(ii) Right to Rectification. The French Participant has the right to obtain from the Company the rectification of inaccurate Data concerning the French Participant. Considering the purpose of the processing, the French Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.

(iii) Right to Erasure (Right to be Forgotten). The French Participant may, in certain circumstances, have Data deleted, for example if the Data is no longer necessary in relation to the purpose for which it was collected, if the French Participant has objected to the processing of Data and the Company does not have a legitimate interest which outweighs the French Participant’s interest, if the Data has been processed unlawfully, or if the Data must be deleted to comply with a legal obligation.

(iv) Right to Restriction of Processing. The French Participant may require that the Company restrict the processing of Data in certain cases, for example where the Company no longer needs the Data but the French Participant needs it to determine, enforce or defend legal claims or the French Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides the French Participant’s interest.

(v) Right to Data Portability. In some circumstances, the French Participant may be entitled to receive Data which the French Participant provided to the Company in a structured, commonly used and machine-readable format and the French Participant has the right to transmit those Data to another controller.

(vi) Right to Object. The French Participant has the right to object to the processing of Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company must be able to show compelling legitimate grounds that override the French Participant’s interests, rights and freedoms.

(f) The French Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Data, can be obtained by contacting the French Participant’s local human resources representative. If the French Participant wants to review, verify, correct or request erasure of Data, object to the processing of the Data, or request that the Company transfer a copy of the Data to another party, please contact the French Participant’s local human resources representative.

(h) The Company will separately provide the French Participant with information in a data privacy notice on the collection, processing and transfer of Data, including the grounds for processing.

(i) If the French Participant has any grievance, issue or problem in respect of the handling or processing of Data in any way, the French Participant has the right to lodge a complaint to the Commission Nationale de l’Informatique et des Libertés (CNIL).

* * *